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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Wolverine World Wide, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BATES CAT Chaco Hush Puppies HARLEY-DAVIDSON MOTOR CYCLES FOOTWEAR Keds

MERRELL saucony SEBAGO SPERRY Since 1935 stride rite WOLVERINE

PROXY STATEMENT

Notice of 2017 Annual Meeting of Shareholders

WOLVERINE worldwide

LETTER TO SHAREHOLDERS

Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

March 28, 2017

Dear Fellow Shareholders,

I am pleased to invite you to join me, our Board of Directors, members of Wolverine Worldwide's senior management team, and your fellow shareholders at Wolverine Worldwide's 2017 Annual Meeting of Shareholders on Thursday, May 4, 2017, at 10:00 a.m. EDT, at the Company's headquarters in Rockford, Michigan. The attached Proxy Statement and Notice of 2017 Annual Meeting of Shareholders provide you with information regarding the business to be conducted. There are a number of proposals for you to consider. Your vote is important, so please be sure to do so – whether online, by phone, or by mail with the enclosed proxy or voting instruction card.

2016 was a year of great progress for our Company, with our Board of Directors and senior management team focused on addressing the dynamic and fast-changing consumer marketplace through a prioritization on innovation and growth, omnichannel transformation, and operational excellence. We opened a new design and innovation center, reorganized our European, Canadian, Apparel and Accessories, and Direct-to-Consumer businesses, and restructured our credit facility, while delivering nearly $300 million in operating cash flow, reducing year-end inventories by 25%, and, most importantly, delivering 32.9% in total shareholder return, performance at the 91st percentile of our peer group. Our strong performance has continued into 2017, with 14.0% year-to-date total shareholder return through the March 13, 2017 record date for this year's annual meeting.

In addition, since our last annual meeting, the Compensation Committee engaged a new independent executive compensation consultant, and members of our Board of Directors and senior management team redoubled efforts to speak with shareholders to better understand your perspectives on important governance and compensation matters. Of primary importance this past year, following the disappointing results of our 2016 say-on-pay vote, was discussing our executive compensation program with shareholders and determining how to best demonstrate responsiveness to your concerns. We reached out to shareholders holding nearly two-thirds of our outstanding shares and held meetings, most of them in person, with more than half of these shareholders, including each shareholder who accepted our invitation. Joseph Gromek, the Chair of our Compensation Committee, led these meetings, which focused not only on our executive compensation program, but also on the Company's governance protocols and publicly-announced strategic initiatives. The details of this outreach effort and the changes made by the Compensation Committee in response to shareholder feedback are discussed throughout this Proxy Statement and within the Compensation Discussion and Analysis, but, in summary, we:

  •
  Shifted the mix of long-term incentive compensation to be more heavily weighted to performance share units

  •
  Added an adjusted operating margin performance modifier to our annual bonus plan to link executive compensation to one of the Company's key strategic initiatives

  •
  Added a relative total shareholder return performance modifier to our three-year performance share unit program

  •
  Adopted a new peer group, creating greater revenue alignment with peers

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 1

  •
  Adopted "double-trigger" equity vesting upon a change in control

  •
  Reduced 2017 CEO equity grants by $500,000 compared to 2016 and used negative discretion to pay 0% on 2016 CEO "individual performance bonus" despite actual performance in excess of that

We greatly value the conversation we have had with our shareholders. We appreciate that this is an ongoing dialogue and look forward to continuing the conversation before, at, and after our 2017 Annual Meeting.

Sincerely,

David T. Kollat
Lead Independent Director

Page 2 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

10:00 a.m., May 4, 2017

Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

March 28, 2017

To our Shareholders:

We invite you to attend Wolverine Worldwide's Annual Meeting of Shareholders at the Company's headquarters located at 9341 Courtland Drive, N.E., Rockford, Michigan 49351, on Thursday, May 4, 2017, at 10:00 a.m. EDT. At the annual meeting, the shareholders will vote on the following items:

  (1)
  Election of the four director nominees named in the proxy statement for three-year terms expiring in 2020
  (2)
  Advisory resolution approving compensation for the Company's named executive officers ("NEOs," and each an "NEO")
  (3)
  Frequency of future advisory votes on compensation of the Company's NEOs
  (4)
  Ratification of the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2017
  (5)
  Approval of the Amended and Restated Executive Short-Term Incentive Plan (the "Annual Bonus Plan")

Shareholders of record as of March 13, 2017 can vote at the meeting and any adjournment of the meeting.

This Notice of 2017 Annual Meeting of Shareholders, Proxy Statement, proxy or voting instruction card and Annual Report for our fiscal year ended December 31, 2016 are being mailed or made available to shareholders starting on or about March 28, 2017.

Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by telephone or through the internet, or by completing, signing, dating and returning your proxy card in the enclosed envelope.

By Order of the Board of Directors

Brendan M. Gibbons
Senior Vice President, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 4, 2017.

Wolverine's Proxy Statement for the 2017 Annual Meeting of Shareholders and the Annual Report to Shareholders for the fiscal year ended December 31, 2016, are available at www.wolverineworldwide.com/2017annualmeeting.

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 3

MEETING INFORMATION

Wolverine World Wide, Inc. ("Wolverine Worldwide" or the "Company") is furnishing this proxy statement and enclosed proxy card in connection with the solicitation of proxies by its Board of Directors to be used at the Annual Meeting of Shareholders of the Company occurring on May 4, 2017 at the Company's corporate headquarters in Rockford, Michigan (the "Annual Meeting"). Distribution of this proxy statement and enclosed proxy card to shareholders is scheduled to begin on or about March 28, 2017.

You can ensure that your shares are voted at the Annual Meeting by submitting your instructions by telephone or through the Internet, or by completing, signing, dating, and returning your proxy form in the enclosed envelope. Submitting your instructions or proxy by any of these methods will not affect your right to attend and vote at the Annual Meeting. The Company encourages shareholders to submit proxies in advance. A shareholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy, or by notifying the inspectors of election in writing of such revocation. In order to vote any shares at the Annual Meeting that are held for you in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot.

References to "2016" or "fiscal 2016" in this proxy statement are to the Company's fiscal year ended December 31, 2016, unless otherwise noted in the text. References to "2017" or "fiscal 2017" in this proxy statement are to the Company's fiscal year ending December 30, 2017, unless otherwise noted in the text.

Page 4 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 5

2017 PROXY STATEMENT

Page 6 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

Proxy Statement Summary

This summary highlights key information that can be found in greater detail elsewhere in this Proxy Statement. This summary does not contain all of the information that shareholders should consider, and shareholders should read the entire Proxy Statement before voting.

SUMMARY OF SHAREHOLDER VOTING MATTERS

Shareholders are being asked to vote on the following matters at the 2017 Annual Meeting of Shareholders:

PROPOSAL		BOARD VOTE RECOMMENDATION	PAGE REFERENCE

1.	Election of Directors for Terms Expiring in 2020	FOR each Nominee	18

2.	Advisory Resolution Approving NEO Compensation	FOR	78

3.	Frequency of Future Advisory Votes on Executive Officers Compensation to be Every Year	EVERY ONE YEAR	79

4.	Ratification of Ernst & Young LLP as Auditor for Fiscal Year 2017	FOR	80

5.	Approval of the Amended & Restated Executive Short-Term Incentive Plan (Annual Bonus Plan)	FOR	87

PROPOSAL 1 – ELECTION OF DIRECTORS FOR TERMS EXPIRING IN 2020

The Company's Board consists of 11 directors. The Company's By-Laws establish three classes of directors, with each class being as nearly equal in number as possible and serving three-year terms.

The Board has nominated four directors for election at the Annual Meeting, as outlined in the table below. Each director has been nominated to serve for a three-year term expiring at the annual meeting of shareholders to be held in 2020. The Board recommends that shareholders vote "FOR" each of the nominees named below.

	Age	Director Since	Independent	Other Public Directorships	Committees	Proposed Term Expiration

William K. Gerber Managing Director, Cabrillo Point Capital	63	2008	✓	AK Steel Holding Corporation	Audit (Chair) Compensation	2020

Blake W. Krueger Chairman, CEO & President of Wolverine World Wide, Inc.	63	2006		None	None	2020

Nicholas T. Long Retired CEO of MillerCoors LLC	58	2011	✓	None	Compensation Governance	2020

Michael A. Volkema Chairman of Herman Miller, Inc.	61	2005	✓	Herman Miller, Inc.	Audit Governance (Chair)	2020

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 7

Board Highlights

The following pie charts illustrate key characteristics of the Company's Board:

Board is Composed of Directors with the Right Mix of Skills and Experiences

The following chart lists the important experiences and attributes that the Company's Directors possess:

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 8

Corporate Governance Highlights

Wolverine Worldwide is committed to a governance structure that provides strong shareholder rights and meaningful accountability:

✓

Highly independent Board (All Non-Management Directors) and Committees

✓

Lead Independent Director with clearly defined role

✓

Majority voting with director resignation policy

✓

No supermajority vote requirements

✓

Shareholder right to act by written consent

✓

Annual Board and Committee self-evaluations

✓

Robust Board and executive succession planning, including annual written director nominee evaluations

✓

Long-standing commitment toward diversity

✓

Director onboarding orientation program

✓

Active shareholder engagement practices

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 9

PROPOSAL 2 – ADVISORY VOTE TO APPROVE NEO COMPENSATION

For a more detailed discussion of compensation matters, please reference the CD&A beginning on page 39. While the outcome of this proposal is non-binding, the Board and Compensation Committee will consider the outcome of the vote when making future compensation decisions. The Board recommends that shareholders vote "FOR" the advisory vote to approve named executive officer compensation.

Our Brand Portfolio

Wolverine Worldwide has a portfolio of brands organized into four key operating groups as illustrated below:

Strategic Focus

In 2016, the Company launched the WOLVERINE WAY FORWARD, an enterprise-wide initiative to transform the Company in light of the fast-changing retail environment. The WOLVERINE WAY FORWARD includes the following key components:

Innovation & Growth	Operational Excellence	Portfolio Management	People & Teams

•

Building great brands through product innovation and compelling marketing

•

Relentless focus on the consumer

•

Consumer-centric product innovation

•

Demand creation initiatives

•

Deep focus on digital connection, specifically eCommerce and social media

•

International expansion

•

Healthier supply chain, with improved speed to market

•

Omnichannel transformation focused on aggressively growing highly profitable eCommerce business and right-sizing underperforming store fleet

•

Faster, more efficient structure

•

Aggressive goal to achieve 12% adjusted operating margin by the end of 2018

•

Focus on core, go-forward brands that provide the biggest growth and profit opportunities

•

Identify strategic alternatives for non-core, underperforming businesses

•

Strategic, value-creating acquisitions

• Amazing place to work • Build the best team and talent pipeline • Modern skillset • Investment in enhanced learning and development initiatives

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 10

Key 2016 Accomplishments and Financial Highlights

Key 2016 financial highlights and accomplishments against the Company's strategic priorities are below.

Financial Highlights	Business Accomplishments

•

Delivered 32.9% total shareholder return for 2016, performance in the top decile of companies in its peer group

•

Generated operating cash flow for the year of $296.3 million, up $80.8 million or 37.5% versus the prior year

•

Reduced year-end inventory by 25% against a corporate objective to reduce overall inventory by 12%

•

Delivered revenue of $2.495 billion, in line with original guidance

•

Delivered reported diluted 2016 EPS of $0.89, compared to $1.20 in 2015; adjusted diluted EPS of $1.36; and, on a constant currency basis, $1.52 compared to $1.45 in 2015

•

Returned value to shareholders through $0.24 per share cash dividends and approximately $62 million in share repurchases

•

Progressed in our omnichannel transformation – closing 101 stores in 2016 while investing in eCommerce; additional 110 store closures anticipated for early 2017

•

Refinanced debt, expecting to result in $30 million of interest savings through 2020

•

Reorganized European, Canadian, Apparel and Accessories, and Direct-to-Consumer businesses

•

Opened new design and innovation center

•

Drove considerable efficiencies through supply chain improvements, including consolidation of factory base

Shareholder Engagement

The Company's Board and management team were disappointed with the results of the 2016 say-on-pay vote, which failed to receive majority shareholder support. In response, the Compensation Committee and full Board undertook a thorough review of the Company's compensation program in order to determine how best to respond to shareholders. Since the 2016 annual meeting, the Company's Compensation Committee Chair has reached out to shareholders representing nearly two-thirds of its outstanding shares and has held meetings with more than half of these shareholders, mostly in person. The Company met with every shareholder who accepted its invitation to engage, and the Company's Compensation Committee Chairman, Joseph Gromek, led each of the meetings. After aggregating all shareholder feedback and sharing it with the full Board, the Compensation Committee made significant changes to the executive compensation program. The feedback received and the changes made in response are discussed in greater detail in the CD&A Summary beginning on page 39. Some highlights are summarized below:

What we heard:	What we did:

• A desire to further strengthen the link between Company performance and NEO compensation

•

Reallocated LTI pay mix to be more heavily weighted towards performance units – 2017 CEO mix is 70% performance stock units and 30% time-vested restricted stock units

•

Paid 0% on the CEO's "individual performance bonus," resulting in an overall 2016 annual bonus payout of 58% of target

•

Reduced 2017 CEO long-term incentive equity grants by $500,000 compared to 2016

• An appreciation for the Company's publicly announced aggressive operating margin goal and a desire for NEO compensation to be tied to it	• Incorporated an adjusted operating margin performance modifier into the 2017 annual bonus plan to link NEO compensation to the execution of Company goals

• Our use of multiple, separate financial metrics (revenue, pretax income, EPS, and BVA) could be complimented with a relative performance metric	• Added a TSR performance modifier (vs. Russell 3000 Consumer Discretionary Index) to the 2017-2019 performance share unit program

• An observation that select companies in our peer group had grown too large to serve as adequate comparators	• Adopted a new peer group, removing companies that had grown too large and adding other companies to provide greater revenue alignment with the peer group median

• An opportunity to improve certain governance practices	• Implemented "double-trigger" equity vesting for 2017 grants • Engaged a new independent compensation consultant in 2016

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 11

Compensation Philosophy – Pay at Risk

The Company's compensation philosophy is to align the interests of NEOs and shareholders by placing a significant portion of the compensation awarded to its NEOs generally, and the CEO in particular, at-risk (performance shares and annual bonus) and variable (restricted stock and, prior to 2017, stock options). The Compensation Committee believes this incentivizes superior business, stock price and financial performance and aligns the interests of executives with those of shareholders.

The below graphic illustrates the percentage of at-risk and variable target compensation for the CEO and the average of the other NEOs:

CEO 2016 vs. 2017 Target Total Compensation

Note: 2017 CEO equity grants were reduced by $500,000 compared to 2016 to respond to shareholders concerns regarding our 2016 say-on-pay vote. This one-time reduction is not reflected in the graphic above.

Other NEO 2016 vs. 2017 Target Total Compensation (Average)

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 12

The below graphic illustrates the CEO's actual annual performance bonus compared to his target opportunity over the last three years and demonstrates the Company's pay-for-performance compensation philosophy in action – there is a clear link between Company TSR performance and annual bonus achievement over these periods. The CEO's target annual bonus opportunity has not increased over the past three years and was not increased in 2017.

CEO 3-Year Target & Actual Bonus
(in $000s)

Compensation Best Practices

What we do	What we do not do

✓

Vast majority of pay is at-risk or variable, i.e., performance-based or equity-based or both

✓

Stringent share ownership requirements (6x base salary for CEO)

✓

Broad-based clawback policy

✓

Significant vesting horizon for equity grants

✓

Double-trigger equity acceleration (for grants in 2017 and beyond)

✗

No dividends or dividend equivalents on unearned performance shares/units

✗

No repricing or replacing of underwater stock options

✗

No overlapping metrics

✗

No excessive or unnecessary perquisites

✗

No hedging, pledging, or short sales of Company stock

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 13

2017 PROXY STATEMENT

Corporate Governance

Wolverine Worldwide is committed to the highest level of corporate governance, and the Board has adopted its Corporate Governance Guidelines to strengthen management accountability and promote long-term shareholder interests. These governance practices include:

✓

Highly independent Board (All Non-Management Directors) and Committees

✓

Lead Independent Director with clearly defined role

✓

Majority voting with director resignation policy

✓

No supermajority vote requirements

✓

Shareholder right to act by written consent

✓

Annual Board and Committee self-evaluations

✓

Robust Board and executive succession planning, including annual written director nominee evaluations

✓

Long-standing commitment toward diversity

✓

Director onboarding orientation program

✓

Active shareholder engagement practices

BOARD OF DIRECTORS

The shareholders elect directors to serve on the Company's Board of Directors (the "Board of Directors" or "Board"). The Board oversees the management of the business by the Chief Executive Officer ("CEO") and senior management. In addition to its general oversight function, the Board's additional responsibilities include, but are not limited to, the following:

  •
  Reviewing and approving the Company's key objectives and strategic business plans and monitoring implementation of those plans and the Company's success in meeting identified objectives

  •
  Selecting, evaluating and compensating the CEO and overseeing CEO succession planning

  •
  Providing advice and oversight regarding the selection, evaluation, development and compensation of management

  •
  Overseeing the Company's risk management and mitigation activities

  •
  Reviewing and monitoring administration of the policies and procedures to safeguard the integrity of the Company's business operations and financial reporting and to promote compliance with applicable laws and regulations

Board Composition

Board Highlights

The following charts illustrate Key Board characteristics:

Page 14 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

The Board prides itself on its ability to recruit and retain directors who have high personal and professional integrity and have demonstrated exceptional ability and judgment to effectively serve shareholders' long-term interests. The Board believes that its directors, including the nominees for election as directors at the Annual Meeting, have these characteristics and valuable skills that provide the Company with the variety and depth of knowledge, judgment and strategic vision necessary to provide effective oversight of the Company.

To help accomplish this, and to assist in succession planning, the Board, at the recommendation of the Governance Committee, has identified specified skills and attributes it desires its members to possess. The below graphic lists these skills and attributes and indicates which of the directors possess each. As shown, these skills and attributes are well represented within the Board.

	SKILLS & ATTRIBUTES

	Totals	Krueger	Kollat	Boromisa	Boswell	Divol	Gerber	Gromek	Lauderback	Long	O'Donovan	Volkema

Active Executive	3	✓			✓	✓
Brand Building	9	✓	✓	✓	✓			✓	✓	✓	✓	✓
Current or Former CEO	5	✓						✓		✓	✓	✓
Digital/eComm/IT	4		✓		✓	✓		✓
Diversity	3				✓	✓			✓
Finance	9	✓	✓	✓	✓		✓	✓		✓	✓	✓
Footwear/Apparel	6	✓	✓				✓	✓	✓		✓
Global Supply Chain	4	✓		✓				✓	✓
International Business	11	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Marketing	10	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓
Public Company Governance	8	✓	✓				✓	✓	✓	✓	✓	✓
Retail	6	✓	✓		✓		✓	✓	✓

The Governance Committee reviews with the Board on an annual basis the appropriate skills and characteristics desired of Board members in the context of the current make-up of the Board. The Board, with the assistance of the Governance Committee, annually assesses the current composition of the Board across many dimensions. As set forth in the Company's Corporate Governance Guidelines, which are posted on its website, this assessment addresses the above-referred skills and attributes and the individual performance, experience, age and skills of each director.

Director Nominations

The Board's Governance Committee serves as its nominating committee. The Governance Committee, in anticipation of upcoming director elections and other potential or expected Board vacancies, evaluates qualified individuals and recommends candidates to the Board. The Governance Committee may retain a search firm or other external parties to assist it in identifying candidates, and the Governance Committee has the sole authority to approve the search firm's fees and retention terms, and to terminate the firm if necessary.

The Governance Committee considers candidates suggested by directors, senior management or shareholders. Shareholders may recommend individuals as potential director candidates by communicating with the Governance Committee through one of the Board communication mechanisms described under the heading "Shareholder Communications Policy." Shareholders that wish to nominate a director candidate must comply with the procedures set forth in the Company's By-Laws, which are posted on its website. Ultimately, upon the recommendation of the Governance Committee, the Board selects the director nominees for election at each annual meeting. In selecting director nominees, the Board considers candidates' performance as a director (which is assessed through an anonymous written peer evaluation), personal and professional integrity, ability and judgment, and likelihood to be effective, in conjunction with the other nominees and directors, in serving the long-term interests of the shareholders. The Governance Committee also considers candidates' relative skills, attributes, background and characteristics; independence under applicable New York Stock Exchange ("NYSE") listing standards and the Company's Director Independence Standards; potential to contribute to the composition and culture of the Board; and ability and willingness to actively participate in the Board and committee meetings and to otherwise devote sufficient time to Board duties.

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 15

2017 PROXY STATEMENT

BOARD SELF-ASSESSMENT

As part of an annual self-assessment, each director evaluates the performance of the Board, and any committee on which he or she serves, across a number of dimensions. Mr. Kollat, as the Lead Independent Director working with the Governance Committee, reviews the Board self-assessment with directors following the end of each fiscal year, and conducts individual director interviews at the end of each year. Committee Chairpersons review the committee self-assessments with their respective committee members and discuss them with the Board. In addition, the Governance Committee, working with the Lead Independent Director, develops and implements guidelines for evaluating all directors standing for nomination and re-election.

The Corporate Governance Guidelines (including the Director Independence Standards), the Charter for each Board standing committee (Audit, Compensation and Governance), the Company's Certificate of Incorporation, By-Laws, Code of Business Conduct, and its Accounting and Finance Code of Ethics all are available on the Wolverine Worldwide website at: http://www.wolverineworldwide.com/investor-relations/corporate-governance/

The Board and applicable committees annually review these and other key governance documents.

RISK OVERSIGHT

The Board oversees the Company's risk management and mitigation activities with a focus on the most significant risks facing the Company, including strategic, operational, financial, and legal compliance risks. This oversight is conducted through presentations by and discussions with the CEO, Chief Financial Officer ("CFO"), General Counsel, Chief Information Officer, brand and department leaders and other members of management. The Vice President of Internal Audit and Risk Compliance coordinates management's day-to-day risk management and mitigation efforts, and reports directly to the Audit Committee.

The Vice President of Internal Audit and Risk Compliance reviews with the Audit Committee periodically, and with the full Board annually, management's related assessment and mitigation strategies. In addition to the above processes, the Board has delegated risk management and mitigation oversight responsibilities to its standing committees, which meet regularly to review and discuss specific risk topics that align with their core responsibilities.

  •
  The Audit Committee reviews the Company's approach to risk management generally. The Audit Committee also oversees the Company's risk policies and processes relating to its financial statements and financial reporting processes, credit risks, and liquidity risks, as well as the Company's management of risks related to cybersecurity. The Audit Committee discusses with management and the independent auditors significant risks or exposures and the steps taken by management to resolve them.

  •
  The Compensation Committee monitors the risks associated with management resources; organization structure; succession planning, hiring, development and retention processes; and it reviews and evaluates risks associated with the Company's compensation structure.

  •
  The Governance Committee oversees risks related to the Company's governance structure and processes and potential risks arising from related person transactions.

The Company reviewed its compensation policies and practices to assess whether they are reasonably likely to have a material adverse effect on the Company. As part of this review, the Company compiled information about the Company's incentive plans, including reviewing the Company's compensation philosophy, evaluating key incentive plan design features and reviewing historic payout levels and pay mix. With assistance from Company management and its independent compensation consultant, the Compensation Committee reviewed the executive compensation program, and managers from the Company's human resources and legal departments reviewed the non-executive compensation programs.

Page 16 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

CODE OF BUSINESS CONDUCT AND ACCOUNTING AND FINANCE CODE OF ETHICS

The Board has adopted a Code of Business Conduct for the Company's directors, officers and employees. The Board also has adopted an Accounting and Finance Code of Ethics ("Accounting and Finance Code") that focuses on the financial reporting process and applies to the Company's CEO, CFO and Corporate Controller.

The Company discloses amendments to or waivers from its Code of Business Conduct affecting directors or executive officers and amendments to or waivers from its Accounting and Finance Code on its website at: www.wolverineworldwide.com/investor-relations/corporate-governance/

SHAREHOLDER COMMUNICATIONS POLICY

Shareholders and other interested parties may send correspondence to the Board, the non-employee directors as a group, a specific Board committee or an individual director (including the Lead Director) in the manner described below.

The General Counsel will provide a summary and copies of all correspondence (other than solicitations for services, products or publications) as applicable at each regularly scheduled meeting.

Communications may be sent via email through various links on our website at www.wolverineworldwide.com/investor-relations/corporate-governance/ or by regular mail c/o Senior Vice President, General Counsel and Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351.

The General Counsel will alert individual directors if an item warrants a prompt response from the individual director prior to the next regularly scheduled meeting. Items warranting a prompt response, but not addressed to a specific director, will be routed to the applicable committee Chairperson.

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 17

2017 PROXY STATEMENT

Proposal 1 – Election of Directors for Terms Expiring in 2020

The Company's Board consists of 11 directors. The Company's By-Laws establish three classes of directors, with each class being as nearly equal in number as possible and serving three-year terms. At each annual meeting, the term of one class expires. The Board has nominated four directors for election at the Annual Meeting: William K. Gerber, Blake W. Krueger, Nicholas T. Long, and Michael A. Volkema. Each director has been nominated to serve for a three-year term expiring at the annual meeting of shareholders to be held in 2020 or until his successor, if any, has been elected and is qualified.

Messrs. Gerber, Long and Volkema are independent directors, as determined by the Board under the applicable NYSE listing standards and the Company's Director Independence Standards. Each director nominee currently serves on the Board. The shareholders elected Messrs. Gerber, Krueger, Long and Volkema at the Company's 2014 annual meeting by affirmative vote of at least 98% of shares voted.

The Company is not aware of any nominee who will be unable or unwilling to serve as a director. However, if a nominee is unable to serve or is otherwise unavailable for election, the incumbent directors may or may not select a substitute nominee. If the directors select a substitute nominee, the proxy holder will vote the shares represented by all valid proxies for the substitute nominee (unless other instructions are given).

The biographies of the four nominees and the other directors of the Company are below, along with a discussion of the experience and skills of each director.

Page 18 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

Directors with Terms Expiring in 2020

WILLIAM K. GERBER Age: 63 Director since: 2008
Select Business Experience: Managing Director of Cabrillo Point Capital LLC	Board Committees: Audit (Chair) Compensation	Other Public Directorships: AK Steel Holding Corporation

Career Highlights:
Mr. Gerber is Managing Director of Cabrillo Point Capital LLC, a private investment fund. He has held that position since 2008. From 1998 to 2007, Mr. Gerber was Executive Vice President and Chief Financial Officer of Kelly Services,  Inc., a publicly traded global staffing solutions company with operations in more than 35 countries. Mr. Gerber served in various leadership positions with L Brands (formerly Limited Brands, Inc.), a multinational apparel and retail company, prior to joining Kelly Services, Inc. During the preceding five years, Mr. Gerber was, but no longer is, a director of Kaydon Corporation, a publicly traded company that designed and manufactured custom-engineered products.

Experience and Skills:
From his 15 years in senior leadership positions with L Brands, Inc. and Kelly Services, Inc., Mr. Gerber has obtained extensive experience in apparel, retail, international business and finance, and his service as a director of various public companies has given him experience with public company governance and related matters.

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2017 PROXY STATEMENT

BLAKE W. KRUEGER Age: 63 Director since: 2006
Select Business Experience: Chairman, Chief Executive Officer and President of Wolverine World Wide, Inc.	Board Committees: None	Other Public Directorships: None

Career Highlights:
Mr. Krueger is Chairman of Wolverine Worldwide, a position he assumed in January 2010, and Chief Executive Officer and President of Wolverine Worldwide, positions he assumed in April 2007. From October 2005 until April 2007, Mr. Krueger served as President and Chief Operating Officer of Wolverine Worldwide. From 2004 to October 2005, he served as Executive Vice President and Secretary of Wolverine Worldwide and President of its Heritage Brands Group. From 2003 to 2004, Mr. Krueger served as Executive Vice President and Secretary of Wolverine Worldwide and President of the Company's Caterpillar Footwear Group. He also previously served as Executive Vice President, General Counsel and Secretary of Wolverine Worldwide with various responsibilities including the human resources, retail, business development, accessory licensing, mergers and acquisitions, and legal areas. Mr. Krueger serves as a director of Bissell Homecare, Inc., a privately-held company and leading brand of floor care appliances.

Experience and Skills:
Mr. Krueger's more than 20 years in senior leadership roles with the Company have provided him expertise in footwear and apparel, retail, international business and finance, and his board experience at the Company and Professionals Direct,  Inc., a then publicly traded insurance company, has given him extensive experience with public company governance and related matters.

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NICHOLAS T. LONG Age: 58 Director since: 2011
Select Business Experience: Retired Chief Executive Officer of MillerCoors LLC	Board Committees: Compensation Governance	Other Public Directorships: None

Career Highlights:
From 2011 until his retirement in 2015, Mr. Long served as Chief Executive Officer of MillerCoors LLC ("MillerCoors"), a joint venture between two publicly traded beverage companies. From 2008 to 2011, Mr. Long served as President and Chief Commercial Officer of MillerCoors. From 2007 to 2008, Mr. Long served as Chief Executive Officer of Miller Brewing Company, a beverage company, and he served as Chief Marketing Officer of Miller Brewing Company from 2005 to 2007. Prior to joining Miller Brewing Company, Mr. Long spent 17 years in various senior leadership positions at The Coca-Cola Company, a beverage company, including Vice President of Strategic Marketing, Global Brands, Vice President Strategic Marketing Research and Trends, President of Coca-Cola's Great Britain and Ireland Division and President of the Northwest Europe Division.

Experience and Skills:
Through his more than 20 years in senior positions at category-leading, branded companies, Mr. Long has developed significant marketing, international business and brand building expertise.

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MICHAEL A. VOLKEMA Age: 61 Director since: 2005
Select Business Experience: Chairman of Herman Miller, Inc.	Board Committees: Audit Governance (Chair)	Other Public Directorships: Herman Miller, Inc.

Career Highlights:
Mr. Volkema has been Chairman of Herman Miller, Inc., a publicly traded multinational furniture manufacturer, since 2000. Mr. Volkema became President and Chief Executive Officer of Herman Miller in 1995 and held those positions until 2003 and 2004, respectively. Mr. Volkema also is a director at Milliken & Company, a privately held, innovation-based company serving the textile, chemical, and floor covering markets.

Experience and Skills:
Mr. Volkema has obtained international business and brand building expertise from his more than 20 years in senior leadership positions with Herman Miller, Inc. Mr. Volkema also has public company governance and related experience from his extensive service on public company boards, including 16 years as Chairman of Herman Miller, Inc. and service on compensation and audit committees of boards of publicly-traded companies.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the election of the above nominees for terms expiring in 2020.

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Directors with Terms Expiring in 2018

ROXANE DIVOL Age: 44 Director since: October 2014
Select Business Experience: Executive Vice President and General Manager, Website Security for Symantec Corporation	Board Committees: Audit	Other Public Directorships: None

Career Highlights:
Ms. Divol is Executive Vice President and General Manager, Website Security, for Symantec Corporation, a global leader in information security solutions. From January 2016 to February 2017, Ms, Divol was Senior Vice President and General Manager, Website Security for Symantec. From 2014 to January 2016, Ms. Divol was Senior Vice President and General Manager, Trust Services, for Symantec and from 2013 to 2014, Ms. Divol was Senior Vice President of Alliances with Symantec. Ms. Divol joined Symantec from McKinsey & Company, a global management consulting firm, where she was a partner in its San Francisco office and led the West Coast marketing and sales practice, with a focus on marketing return on investment and marketing transformation.

Experience and Skills:
Ms. Divol's experience with Symantec Corporation and McKinsey & Company provides her with expertise in international business, marketing, digital/eCommerce and information technology.

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2017 PROXY STATEMENT

JOSEPH R. GROMEK Age: 70 Director since: 2008
Select Business Experience: Retired President, Chief Executive Officer and a Director of The Warnaco Group, Inc.	Board Committees: Compensation (Chair) Governance	Other Public Directorships: Guess?, Inc. The Children's Place Retail Stores, Inc.

Career Highlights:
From 2003 until his retirement in 2012, Mr. Gromek served as President, Chief Executive Officer and a director of The Warnaco Group, Inc., a publicly traded company. Mr. Gromek also served as Chief Executive Officer of Brooks Brothers,  Inc. from 1995 until 2002. He served as Chairman of the Board of Tumi, Inc. from 2013 until its acquisition by Samsonite International S.A. in 2016. He currently serves as a director of Guess?, Inc., an apparel wholesaler and retailer, and The Children's Place Retail Stores, Inc., a children's clothing retailer. Mr. Gromek is also a director of Stanley M. Proctor Company, a privately held company.

Experience and Skills:
Having served for more than 40 years in the retail and apparel industries, including 30 years managing and marketing apparel brands and a collective 15 years as the chief executive officer of two leading, multi-national apparel companies, Mr. Gromek has expertise in apparel, retail and international business. His service as a senior executive and director at various public companies has given him extensive leadership experience in public company governance and related matters.

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2017 PROXY STATEMENT

BRENDA J. LAUDERBACK Age: 66 Director since: 2003
Select Business Experience: Retired President of the Wholesale and Retail Group of Nine West Group, Inc.	Board Committees: Audit Governance	Other Public Directorships: Denny's Corporation Select Comfort Corporation

Career Highlights:
From 1995 until her retirement in 1998, Ms. Lauderback was President of the Wholesale and Retail Group of Nine West Group, Inc., a footwear wholesaler and distributor. She previously was the President of the Wholesale Division of U.S. Shoe Corporation, a footwear manufacturer and distributor, a position that included responsibility for offices in China, Italy and Spain, and she was a Vice President/General Merchandise Manager of Dayton Hudson Corporation (now Target Corporation), a retail company. During the preceding five years, Ms. Lauderback also was, but no longer is, a director of Big Lots, Inc., a retail company.

Experience and Skills:
Ms. Lauderback has more than 25 years of experience in the retail industry, with more than 20 years in the footwear, apparel, and accessories industries. These senior leadership positions have provided her with strong footwear, apparel and retail expertise. With her service on publicly traded company boards, including Denny's Corporation, a restaurant company, and Select Comfort Corporation, a bed manufacturer and retailer, and as a director of Wolverine Worldwide, she also has extensive experience with public company governance and related matters.

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2017 PROXY STATEMENT

Directors with Terms Expiring in 2019

JEFFREY M. BOROMISA Age: 62 Director since: 2006
Select Business Experience: Retired Executive Vice President of Kellogg International, President of Latin America; Senior Vice President of Kellogg Company	Board Committees: Audit Compensation	Other Public Directorships: None

Career Highlights:
Mr. Boromisa worked at Kellogg Company, a global food manufacturing company, and its affiliates from 1981 to 2009. From 2008 through his retirement in May 2009, Mr. Boromisa was Executive Vice President of Kellogg International, President of Latin America; and Senior Vice President of Kellogg Company. From 2007 until 2008, Mr. Boromisa served as Executive Vice President of Kellogg International, President of Asia Pacific and Senior Vice President of Kellogg Company. From 2004 through 2006, he was Senior Vice President and Chief Financial Officer of Kellogg Company. In addition, beginning in 2004 and through his retirement, Mr. Boromisa was a member of Kellogg Company's Global Leadership Team. Prior to 2004, Mr. Boromisa occupied various leadership positions with Kellogg. Mr. Boromisa is also a director at Haworth International, Inc., a privately held, multinational, office furniture design and manufacturing company.

Experience and Skills:
With nearly 30 years of experience at Kellogg Company, including serving as its chief financial officer and leading various operational business units, Mr. Boromisa has obtained international business, brand building and finance expertise.

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GINA R. BOSWELL Age: 54 Director since: 2013
Select Business Experience: Executive Vice President and General Manager, Unilever UK & Ireland	Board Committees: Governance	Other Public Directorships: ManpowerGroup Inc.

Career Highlights:
Since July 2015, Ms. Boswell has been Executive Vice President and General Manager for Unilever UK & Ireland, one of the largest markets for Unilever PLC / Unilever N.V., a multinational consumer goods company whose products include Dove, Vaseline, Lipton, and Hellman's. From 2011 to July 2015, Ms. Boswell served as Executive Vice President, Personal Care for Unilever PLC / Unilever N.V. From 2008 to 2011, Ms. Boswell served as President, Global Brands, for The Alberto-Culver Company, a consumer goods company. Ms. Boswell has held numerous other senior leadership positions with other leading global companies, including Avon Products, Inc., Ford Motor Company, and Estee Lauder Companies, Inc. Ms. Boswell is a member of the board of ManpowerGroup Inc., a publicly traded workforce solutions company, where she is also the chairperson of the audit committee.

Experience and Skills:
Through senior leadership roles with leading branded companies, Ms. Boswell has obtained expertise in brand building, international business, marketing, digital/eCommerce and finance.

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2017 PROXY STATEMENT

DAVID T. KOLLAT Age: 78 Director since: 1992
Select Business Experience: President and Chairman, 22, Inc.	Board Role: Independent Lead Director	Other Public Directorships: L Brands, Inc. Select Comfort Corporation

Career Highlights:
Mr. Kollat has been Chairman and President of 22, Inc., a company specializing in research and management consulting for retailers and consumer goods manufacturers, since 1987. In addition to his marketing and management experience as Chairman and President of 22, Inc., Mr. Kollat served for 11 years in senior leadership positions at L Brands, Inc. (formerly Limited Brands, Inc.), a publicly traded, multinational apparel and retail company, including as Executive Vice President, Marketing, President of Victoria's Secret Direct, and as a member of its executive committee. Mr. Kollat is Lead Independent Director of Wolverine Worldwide, a position he has held since 2007. Mr. Kollat has been a director of L Brands, Inc. since 1976 and a director of Select Comfort Corporation, a bed manufacturer and retailer, since 1994. During the preceding five years, Mr. Kollat was, but no longer is, a director of Big Lots, Inc., a publicly traded retail company.

Experience and Skills:
Mr. Kollat's more than 40 years' experience at L Brands, Inc. and 22, Inc. has provided him with marketing, apparel, international business, brand building, retail and finance expertise. He also has significant experience with company governance and related matters through service on more than twenty boards of directors, including extensive service on public company boards, and service as a lead independent director and chair of nominating, audit and compensation committees.

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2017 PROXY STATEMENT

TIMOTHY J. O'DONOVAN Age: 71 Director since: 1993
Select Business Experience: Retired Chairman and Chief Executive Officer of Wolverine World Wide, Inc.	Board Committees: None	Other Public Directorships: SpartanNash Company

Career Highlights:
Mr. O'Donovan served as Chairman of the Board of Wolverine Worldwide from 2007-2009. From April 2005 until 2007 he served Wolverine Worldwide as Chief Executive Officer and Chairman. Mr. O'Donovan served Wolverine Worldwide as its Chief Executive Officer and President from April 2000 until April 2005, and as Chief Operating Officer and President from 1996 until April 2000. Prior to 1996, Mr. O'Donovan held various senior leadership positions with the Company, including Executive Vice President of Wolverine Worldwide. Mr. O'Donovan is lead independent director of SpartanNash Company, a grocery distribution and retail company. During the preceding five years, Mr. O'Donovan was, but no longer is, a director of Kaydon Corporation, a publicly traded company that designed and manufactured custom-engineered products.

Experience and Skills:
Mr. O'Donovan has obtained footwear and apparel, international business, brand building and finance expertise through his more than 40 years with the Company. His service on public company boards has provided him with public company governance and related experience.

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 29

2017 PROXY STATEMENT

BOARD LEADERSHIP

The Company's CEO currently also serves as the Chairman of the Board. Since 1993, the Company has had a lead independent director who functions in many ways similar to an independent Chairman. This long-established structure provides the Board with independent oversight of the CEO's leadership. On an annual basis, the independent directors consider the appropriate leadership structure, including whether to separate the roles of Chairman and CEO, based upon the Board and Company's then-current circumstances. The independent directors believe that its current structure is appropriate at this time, and set the following enumurated responsibilities for the lead independent director:

  •
  Serves, as necessary, as a liaison between the Chairman and the independent directors

  •
  Presides over Board meetings in the absence of the Chairman

  •
  Reviews, approves and helps develop the agendas and scheduling for Board and committee meetings

  •
  Reviews and approves information and meeting materials sent to the Board

  •
  Presides over executive sessions and has the authority to call executive sessions

  •
  Works with the Compensation Committee and members of the Board to provide an effective annual performance review of the CEO and participates in CEO succession planning

  •
  Oversees, along with the Governance Committee, the annual Board and committee evaluations

  •
  Is available for consultation and communication with shareholders, as appropriate

DIRECTOR INDEPENDENCE

The Board annually assesses the independence of all directors. To qualify as "independent," the Board must affirmatively determine that the director is independent under the Company's Director Independence Standards, which are modeled after the listing standards of the NYSE. Under NYSE listing standards, the Board has determined that 10 of the Company's 11 directors are independent. Only Mr. Krueger, the Company's CEO, is not independent. All of the Board's committees are comprised entirely of independent directors. The independent directors generally meet in executive session at each regularly scheduled meeting.

The Director Independence Standards define an "Independent Director" as a director who the Board determines otherwise has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), and who:

  •
  Is not, and in the past three years has not been, an employee of the Company

  •
  Does not have, and has not had within the last three years, an immediate family member employed as an executive officer of the Company

  •
  Has not received, and has not had an immediate family member receive during any 12-month period within the last three years, any direct compensation from the Company in excess of $120,000 (other than compensation for Board service; compensation received by the director for former service as an interim Chairman, CEO or other executive officer; compensation received by the director's immediate family member for service as a non-executive employee; or pension and other forms of deferred compensation for prior service if such compensation is not contingent in any way on continued service)

  •
  Is not a current employee or partner of a firm that is the Company's internal or external auditor

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2017 PROXY STATEMENT

  •
  Has not been, and has not had an immediate family member who has been within the last three years, a partner or employee of the Company's internal or external auditor and personally worked on the Company's audit within that time

  •
  Has not had an immediate family member who is (i) a current partner of the Company's internal or external auditor, or (ii) a current employee of the Company's internal or external auditor who personally works on the Company's audit

  •
  Is not, and has not been within the last three years, part of an interlocking directorate in which a current executive officer of Wolverine Worldwide serves or served on the compensation committee of another company where the director or the director's immediate family member concurrently serves or served as an executive officer

  •
  Is not an employee of, and does not have an immediate family member who is an executive officer of, another company that has made payments to, or received payments from, Wolverine Worldwide for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of the other company's consolidated gross revenues

  •
  Has not had any other direct or indirect relationship with Wolverine Worldwide that the Board determines is material

BOARD COMMITTEES, MEETINGS AND MEETING ATTENDANCE

The Board has three standing committees: Audit, Compensation and Governance. Each committee meets periodically throughout the year, and reports its recommendations to the Board. The Company expects directors to attend every meeting of the Board and the committees on which they serve and to attend the annual meeting of shareholders. In 2016, all directors then serving on the Board attended the 2016 Annual Meeting of Shareholders, and all directors attended at least 75% of the meetings of the Board (6 meetings in 2016) and the committees on which they served. All directors are typically invited to and attend all committee meetings.

Each committee annually evaluates its performance to determine its effectiveness. The Board has determined that all committee members are "independent" as defined by NYSE listing standards. Furthermore, each Audit Committee member satisfies the NYSE "financial literacy" requirement. In addition, the Board has determined that Mr. Boromisa and Mr. Gerber are "audit committee financial experts" under Securities and Exchange Commission ("SEC") rules. Each committee's charter, with a complete list of the duties and responsibilities is available on the Company's website at http://www.wolverineworldwide.com/investor-relations/corporate-governance/.

Audit Committee

Committee Members	• Gerber (Chair) • Boromisa • Divol • Lauderback • Volkema

Number of Meetings in 2016	9

Highlighted Responsibilities

•

Appoints, evaluates and oversees the work of the independent auditors and oversees the internal audit function

•

Oversees the integrity of the Company's financial statements, financial reporting process and internal controls

•

Oversees the Company's policies and systems regarding risk assessment and management and the Company's compliance with legal and regulatory requirements

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2017 PROXY STATEMENT

Compensation Committee

Committee Members	• Gromek (Chair) • Boromisa • Gerber • Long

Number of Meetings in 2016	8

Highlighted Responsibilities

•

Assists the Board in fulfilling its responsibilities relating to executive compensation and the Company's compensation and benefit programs and policies

•

Oversees the overall compensation structure, policies and programs, including whether the compensation structure establishes appropriate incentives for management and employees

•

Oversees the Company's management of risks relating to management resources, organization structure and succession planning, hiring, development and retention processes, as well as those relating to the Company's compensation structure, policies and programs

Governance Committee

Committee Members	• Volkema (Chair) • Boswell • Gromek • Lauderback • Long

Number of Meetings in 2016	6

Highlighted Responsibilities

•

Assists the Board in fulfilling its responsibilities on matters and issues related to the Company's corporate governance practices

•

In conjunction with the Board, establishes qualification standards for membership on the Board and its committees and recommends qualified individuals to become Board members or serve for re-election as directors

•

Develops and recommends to the Board for its approval an annual self-evaluation process for the Board and its committees, and oversees the evaluation process

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2017 PROXY STATEMENT

Non-Employee Director Compensation in Fiscal Year 2016

The Company's non-employee director compensation philosophy is to pay compensation competitive with compensation paid by companies of similar size, in similar industries and with whom Wolverine Worldwide competes for director candidates. The Governance Committee, with input from management and from the Compensation Committee's independent compensation consultant, reviewed director compensation and compared it to market data, including a comparison to director compensation for the Company's Peer Group, as defined on page 56, and to that of companies in the 2014-2015 National Association of Corporate Director Compensation Report. Based on this review non-employee director compensation for 2016 did not change from 2015 levels. The following table provides information concerning the compensation of the Company's non-employee directors for fiscal year 2016. Mr. Krueger receives compensation for his services as the Company's CEO and President, but does not receive any additional compensation for his service as a director or chairman.

	Fees Paid in Cash		Cash Amounts Voluntarily Deferred		Cash Amounts Deferred Through Annual Equity Retainers		Fees Earned or Paid in Cash[1]		Option Awards[2]		Total
Boromisa	$97,000	+	-	+	$70,000	=	$167,000	+	$50,002	=	$217,002

Boswell	$82,000	+	-	+	$70,000	=	$152,000	+	$50,002	=	$202,002

Divol	$21,250	+	$63,750	+	$70,000	=	$155,000	+	$50,002	=	$205,002

Gerber	$117,000	+	-	+	$70,000	=	$187,000	+	$50,002	=	$237,002

Gromek	-	+	$109,000	+	$70,000	=	$179,000	+	$50,002	=	$229,002

Kollat	$130,000	+	-	+	$92,000	=	$222,000	+	$63,002	=	$285,002

Lauderback	$78,375	+	$26,125	+	$70,000	=	$174,500	+	$50,002	=	$224,502

Long	$94,000	+	-	+	$70,000	=	$164,000	+	$50,002	=	$214,002

O'Donovan	$70,000	+	-	+	$70,000	=	$140,000	+	$50,002	=	$190,002

Volkema	-	+	$104,500	+	$70,000	=	$174,500	+	$50,002	=	$224,502

1
Represents cash payments received or deferred by directors for fiscal year 2016. Directors may defer fees and receive stock units pursuant to the Deferred Compensation Plan (as defined below). The table shows the Fees Earned or Paid in Cash separated into Fees Paid in Cash, Cash Amounts Voluntarily Deferred, and Cash Amounts Deferred Through Annual Equity Retainers (required as part of the compensation program for directors) that will be paid out in stock.
2
Represents the aggregate grant date fair value of stock options granted to non-employee directors in fiscal year 2016, calculated in accordance with Accounting Standard Codification ("ASC") Topic 718. The chart below lists the aggregate outstanding option awards held by non-employee directors at the end of fiscal year 2016. For valuation assumptions, see the Stock-Based Compensation footnote to Wolverine Worldwide's Consolidated Financial Statements for fiscal year 2016 included in its Form 10-K for this year.

Name	Option Awards Outstanding at December 31, 2016 (#)	Name	Option Awards Outstanding at December 31, 2016 (#)
Boromisa	75,191	Kollat	85,129

Boswell	35,644	Lauderback	65,321

Divol	30,911	Long	51,551

Gerber	62,773	O'Donovan	69,083

Gromek	81,701	Volkema	46,235

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2017 PROXY STATEMENT

The following table shows the non-employee director compensation program for 2016:

	Compensation Plan for 2016

Component	Cash	Options[1]	Stock Units[2]
Newly Appointed or Elected Director	$0	Number of options equal to $65,000, determined using the Black-Scholes method.

Annual Director Fee	$70,000	Number of options equal to $50,000, determined using the Black-Scholes method.	Number of stock units with a value equal to $70,000, determined by dividing the dollar amount by the closing market price of the Company's common stock on the grant date. Units are credited to the Amended and Restated Outside Directors' Deferred Compensation Plan, described below.

Audit Committee Annual Fee	$15,000

Audit Committee Chairperson Annual Fee	$20,000

Compensation Committee Annual Fee	$12,000

Compensation Committee Chairperson Annual Fee	$15,000

Governance Committee Annual Fee	$12,000

Governance Committee Chairperson Annual Fee	$15,000

Lead Director Annual Fee	In lieu of the standard Annual Director Fee, the Lead Director was paid a Cash Retainer of $130,000.	In lieu of the standard stock option grant, the Lead Director received a number of stock options equal to $63,000, calculated in the same manner as the standard grant.	In lieu of the standard stock unit grant, the Lead Director received stock units with a value equal to $92,000, calculated and credited in the same manner as the standard grant.

1
For fiscal year 2016, Messrs. Boromisa, Gerber, Gromek, Long, O'Donovan and Volkema and Mses. Boswell, Divol and Lauderback each received 12,854 options (16,196 for Mr. Kollat) granted in April 2016 under the Stock Incentive Plan of 2016. The exercise price of options granted is equal to the closing market price of Wolverine Worldwide's common stock on the date of grant. Stock options granted to non-employee directors are fully vested upon grant.

2
For fiscal year 2016, one grant was made on the first business day of each calendar quarter. For fiscal year 2016, the Company credited each of Messrs. Boromisa, Gerber, Gromek, Long, O'Donovan and Volkema and Mses. Boswell, Divol and Lauderback with an aggregate of 3,642 stock units and credited Mr. Kollat with an aggregate of 4,787 stock units. Stock units granted to our non-employee directors are fully vested on the grant date and are credited under the Amended and Restated Outside Directors' Deferred Compensation Plan (described below).

The Company also:

  •
  Pays director expenses associated with Board and committee meetings, other Company functions, and industry functions

  •
  Pays spouse travel expenses associated with certain meetings

  •
  Reimburses directors for some expenses relating to director education

  •
  Provides samples of its products that have nominal value

  •
  Provides office space and administrative assistance to directors who visit Company locations

Deferred Compensation Plan.    The Company's Amended and Restated Outside Directors' Deferred Compensation Plan (the "Deferred Compensation Plan") is a supplemental nonqualified deferred compensation plan for non-employee directors. A separate non-employee director deferred compensation plan applies to benefits accrued under that plan before January 1, 2005. The Deferred Compensation Plan

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2017 PROXY STATEMENT

permits all non-employee directors to voluntarily defer, at their option, 25%, 50%, 75% or 100% of their director fees. The Company establishes a book account for each non-employee director and credits the director's account with the annual equity retainer amount as described above and with a number of stock units equal to the amounts voluntarily deferred, each divided by the closing market price of common stock on the payment/deferral date. The Company also credits director accounts with dividend equivalents on amounts previously deferred in the form of additional stock units. The amounts credited to director accounts are treated as if invested in Wolverine Worldwide common stock. The number of stock units held in director accounts is set forth under the "Stock Ownership By Management and Others" table below.

Upon a director's termination of service, or such later date as a director selects, the Company distributes the stock units in the director's book account in shares of Wolverine Worldwide common stock in either a single, lump-sum distribution or annual installment distributions over a period of up to 20 years (10 years under the plan for benefits accrued before January 1, 2005). The Company converts each stock unit to one share of Wolverine Worldwide common stock.

Upon a "change in control," the Company distributes to the director, in a single, lump-sum distribution, Wolverine Worldwide common stock in a number of shares equal to the stock units credited to a director's book account. The Deferred Compensation Plan defines "change in control" as any of the following:

  •
  The acquisition by any person, or by more than one person acting as a group, of more than 50% of either (i) the then outstanding shares of common stock of Wolverine Worldwide or (ii) the total fair market value of Wolverine Worldwide

  •
  The acquisition by any person, or more than one person acting as a group, during the 12-month period from and including the date of the most recent acquisition, of ownership of 30% or more of the outstanding common stock of Wolverine Worldwide

  •
  The replacement of a majority of the individuals who constitute the Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the directors prior to the date of the appointment or election

  •
  The acquisition, during any 12-month period ending on the date of the most recent acquisition, by any person of assets from Wolverine Worldwide having a gross fair market value of at least 40% of the gross fair market value of all the assets of Wolverine Worldwide immediately before the acquisition

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

Each non-employee director must attain (and maintain) a minimum stock ownership level (including owned shares, the in-the-money value of stock options, and stock units under the Directors' Deferred Compensation Plan) equal to six times the non-employee director annual cash retainer prior to being able to gift or sell any Company stock. During 2016, all non-employee directors were in compliance with these guidelines.

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2017 PROXY STATEMENT

Securities Ownership of Officers and Directors and Certain Beneficial Owners

FIVE PERCENT SHAREHOLDERS

The following table sets forth information about those holders known by Wolverine Worldwide to be the beneficial owners of more than five percent of Wolverine Worldwide's outstanding shares of common stock as of March 13, 2017:

Amount and Nature of Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Sole Voting Power	Sole Investment Power	Shared Voting Power	Shared Investment Power	Total Beneficial Ownership	Percent of Class[4]

BlackRock, Inc.[1] 55 East 52nd Street New York, NY 10055	11,417,003	11,646,668	-	-	11,646,668	12.0%

Janus Capital Management LLC[2] 151 Detroit Street Denver, CO 80206	7,094,347	7,094,347	26,059	26,059	7,120,406	7.3%

The Vanguard Group[3] 100 Vanguard Boulevard Malvern, PA 19355	128,438	7,959,136	11,475	134,678	8,093,814	8.3%

1
Based solely on information set forth in a Schedule 13G/A filed on January 17, 2017. The Schedule 13G/A indicates that BlackRock, Inc. beneficially owns, in the aggregate, 11,646,668 shares of Wolverine Worldwide common stock.
2
Based solely on information set forth in a Schedule 13G/A filed on February 13, 2017. The Schedule 13G/A indicates that Janus Capital Management LLC beneficially owns, in the aggregate, 7,120,406 shares of Wolverine Worldwide common stock.
3
Based solely on information set forth in a Schedule 13G/A filed on February 10, 2017. The Schedule 13G/A indicates that The Vanguard Group beneficially owns, in the aggregate, 8,093,814 shares of Wolverine Worldwide common stock.
4
Based on 96,954,357 shares outstanding as of March 13, 2017.

Page 36 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

STOCK OWNERSHIP BY MANAGEMENT AND OTHERS

The following table sets forth the number of shares of common stock beneficially owned as of March 13, 2017, by each of the Company's directors and named executive officers and all of the Company's directors and executive officers as a group:

	Amount and Nature of Beneficial Ownership of Common Stock[1]
	Deferred Stock Units, Sole Voting and/or Investment Power[2,3]	Shared Voting or Investment Power[4]	Stock Options[5]	Total Beneficial Ownership	Percent of Class[6]
Jeffrey M. Boromisa	58,901	27,972	69,083	155,956	*

Gina R. Boswell	9,481	-	35,644	45,125	*

Roxane Divol	13,350	-	30,911	44,261	*

William K. Gerber	38,061	-	58,773	96,834	*

Joseph R. Gromek	104,443	-	81,701	186,144	*

Michael Jeppesen	161,448	-	105,112	266,560	*

David T. Kollat	300,776	-	79,021	379,797	*

Blake W. Krueger	1,363,761	50,000	971,345	2,385,106	2.44%

Brenda J. Lauderback	58,996	-	59,213	118,209	*

Nicholas T. Long	16,678	-	51,551	68,229	*

Timothy J. O'Donovan	617,431	-	69,083	686,514	*

Michael D. Stornant	153,917	-	140,364	294,281	*

Michael A. Volkema	58,417	-	46,235	104,652	*

Richard J. Woodworth	126,907	-	58,279	185,186	*

James D. Zwiers	163,732	161,003	259,041	583,776	*

All directors and executive officers as a group (15 people)	3,246,299	238,975	2,115,356	5,600,630	5.65%

    *
    Represents beneficial ownership of less than 1%.

    1
    The numbers of shares stated are based on information provided by each person listed and include shares personally owned of record and shares that, under applicable regulations, are considered to be otherwise beneficially owned.
    2
    These numbers include restricted shares and performance shares held, which are subject to forfeiture if the terms of the award are not satisfied and also include deferred stock units held by directors under the Directors' Deferred Compensation Plan.
    3
    The table does not include the following time-vested restricted stock units and performance units owned by executive officers as of March 13, 2017:

	Restricted Units	Performance Units
Krueger	69,196	159,926

Jeppesen	13,100	19,649

Stornant	15,570	23,355

Woodworth	14,643	21,965

Zwiers	15,548	23,321

    4
    These numbers include shares over which the listed person is legally entitled to share voting or investment power by reason of joint ownership, trust or other contract or property right and shares held by spouses, children or other relatives over whom the listed person may have influence by reason of such relationship.
    5
    The numbers represent shares that may be acquired within 60 days after March 13, 2017, by the exercise of stock options granted under Wolverine's various stock option plans. These numbers are also included in the Total Beneficial Ownership column.
    6
    As of March 13, 2017, based on 96,954,357 shares outstanding on that date plus the number of stock options exercisable by the specified person(s) within 60 days of March 13, 2017, as indicated in the "Stock Options" column.

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 37

2017 PROXY STATEMENT

A LETTER FROM OUR COMPENSATION COMMITTEE

Dear Shareholders,

As members of the Wolverine Worldwide Compensation Committee, two of our most important responsibilities are to ensure that our executive compensation program pays for performance and aligns with the interests of our shareholders. The disappointing outcome of our 2016 say-on-pay vote was a signal by our shareholders that you took issue with some aspects of our executive compensation program, and we were determined to understand your perspectives on this program and committed to making constructive changes in response.

To accomplish this, the Committee launched a direct shareholder engagement initiative and retained a new independent executive compensation consultant to help us assess our current plans and programs. Since the Company's 2016 annual meeting, we have reached out to shareholders representing nearly two-thirds of our outstanding shares and had conversations with more than half of these shareholders – meeting with every shareholder who accepted our invitation. Our Committee Chairman Joseph Gromek led this effort and was present for all of the conversations we had with our investors. The purpose of these meetings was twofold – to gain a better understanding of the specific shareholder concerns with our executive compensation program and to also get feedback on a number of changes to the program that the Committee was considering.

After aggregating the shareholder feedback, sharing it with the full Board and deliberating as a Committee, we made significant changes to our executive compensation program and took targeted actions to reduce the CEO's 2016 and 2017 compensation. These changes reflect the thoughtful and constructive insights we received from our shareholders and are summarized below:

  •
  Long-Term Incentive Plan
  o
  Reallocated 2017 pay mix to be more heavily weighted in performance share units – performance share units make up 70% of CEO and 60% of other NEO long-term pay
  o
  Added a 3-year relative TSR performance modifier to the 2017-2019 performance unit program

  •
  Annual Bonus Plan
  o
  Added an adjusted operating margin performance modifier to the 2017 plan

  •
  CEO Pay
  o
  Reduced 2017 CEO long-term incentive equity grants by $500,000 compared to 2016
  o
  Used negative discretion to pay 0% on the CEO's individual performance objectives and related bonus despite performance in excess of that, resulting in an overall annual bonus payout of 58% of target

  •
  Peer Group
  o
  Adopted a new peer group, creating greater alignment of our revenue with the peer group median

  •
  Change in Control Equity Acceleration
  o
  Implemented "double-trigger" equity vesting following a change in control

We have listened to shareholder concerns and have taken significant steps to address them and improve the Company's overall compensation program. We are committed to the ongoing evaluation and improvement of our executive compensation program to further enhance alignment with the interests of our shareholders. We welcome the opportunity to engage and encourage you to reach out with any questions or concerns related to our program. Correspondence can be addressed to the Compensation Committee care of the Corporate Secretary, as set forth on page 17 of this proxy statement.

Sincerely,

The Wolverine Worldwide Compensation Committee
Joseph R. Gromek (Chairman), Jeffrey M. Boromisa, William K. Gerber, Nicholas T. Long

Page 38 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

Compensation Discussion and Analysis

SUMMARY

The Company's Compensation Discussion and Analysis ("CD&A") provides an overview and analysis of the executive compensation for the Company's named executive officers ("NEOs"). For 2016, the Company's NEOs were:
Blake W. Krueger	Chairman, Chief Executive Officer and President
Michael Jeppesen	President, Wolverine Heritage Group and Global Operations Group
Michael D. Stornant	Senior Vice President, Chief Financial Officer and Treasurer
Richard J. Woodworth	President, Wolverine Boston Group
James D. Zwiers	President, Wolverine Outdoor & Lifestyle Group (in 2016);
Assumed new role as Executive Vice President in February 2017

Compensation Philosophy and Objectives

The Company's compensation philosophy is to provide executives with a competitive compensation package that is heavily weighted towards at-risk (performance shares and annual bonus) and variable (restricted stock and, prior to 2017, stock options) compensation in order to encourage superior business, stock price and financial performance over the short and longer term and to closely align the interests of the Company's NEOs with those of its shareholders. The Compensation Committee (the "Committee") oversees the Company's executive compensation program.

The executive compensation program has four primary objectives:

  •
  Attract and retain talented NEOs who will lead Wolverine Worldwide and drive superior business and financial performance

  •
  Provide incentives for achieving specific pre-established near-term individual, business-unit and corporate goals and reward the attainment of those goals
  •
  Provide incentives for achieving pre-established longer-term corporate financial goals and reward the attainment of those goals

  •
  Align the interests of NEOs with those of the shareholders through incentives based on achieving performance objectives that enable increased shareholder value

Shareholder Outreach

The Company's say-on-pay proposal received insufficient support at the 2016 annual meeting. Since that meeting, the Company reached out to shareholders representing nearly two-thirds of its outstanding shares and had conversations with more than half of these shareholders. The Compensation Committee Chairman Joseph Gromek led this effort, was present for all of these conversations, and solicited and received direct feedback from shareholders on what drove their 2016 say-on-pay vote and what changes the Committee could make to address these concerns. The feedback was shared with the full Board and significant changes were made in response to the feedback.

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 39

Below is a list of the key themes heard during Mr. Gromek's conversations with shareholders and the Committee's actions in response, with additional details provided below the chart:

TOPIC	WHAT WE HEARD FROM SHAREHOLDERS	WHAT WE DID IN RESPONSE

CEO "bridge grants"	• Concerns over the one-time "bridge grants" awarded to the CEO in 2015 intended to bring his compensation to peer group median	• The Company understands shareholders' concerns in this area, and these CEO awards were not repeated in 2016 or 2017

Pay for performance	• Desire to see a greater link between the Company's stated strategic and financial goals and its compensation program, and to see relative performance measures used	• Incorporated an adjusted operating margin modifier into the 2017 annual bonus plan and a 3-year relative TSR modifier into the 2017-2019 performance unit plan

CEO pay in light of Company performance	• Notwithstanding positive 2016 total shareholder return (TSR), the CEO's compensation appeared high relative to peers in light of three-year TSR	• Despite very strong 2016 TSR, the Committee reduced the CEO's 2017 total long-term incentive grants by $500,000
• Paid $0 on the individual performance objectives portion of his 2016 annual bonus despite actual performance in excess of that

Pay mix	• Preference to shift the long-term incentive mix to a heavier weighting on performance share units, the most at-risk pay element

•

Beginning in 2017, the Company no longer utilizes stock options and increased from 40% to 70% the percentage of CEO long-term compensation that is granted as performance share units; other NEOs' performance share units now make up 60% of the total long-term incentive opportunity

Peer group	• Some concern that select peers within the 2015 peer group were significantly larger than the Company

•

The Company adopted a new 2017 peer group to create better alignment from a size perspective. The Company is now above the median of the new peer group as measured by market capitalization and enterprise value

Compensation consultant	• Some independence concerns that the compensation consultant performed other services for the Company	• For this reason and to provide a fresh perspective on the Company's compensation programs, the Committee appointed a new independent compensation consultant in 2016

Change in control equity acceleration	• Desire to see the Company move away from single-trigger vesting of equity awards upon a change in control	• 2017 equity award change in control provisions provide for double-trigger acceleration upon a change in control

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 40

  •
  Adjusted operating margin modifier to 2017 annual bonus:

  o
  Less than 100bps adjusted operating margin improvement vs. 2016 = 25% negative adjustment

  o
  100bps to 150bps improvement = no adjustment

  o
  151bps to 200bps improvement = 10% positive adjustment

  o
  More than 200bps improvement = 25% positive adjustment

  •
  TSR modifier relative to the Russell 3000 Consumer Discretionary Index to the 2017-2019 long-term incentive period:

  o
  If TSR is bottom quartile = 25% negative adjustment

  o
  If TSR falls between the 25th and 75th percentiles = no adjustment

  o
  If TSR is top quartile = 25% positive adjustment

  •
  Adopted new peer group with the following changes:

  o
  Removed: Aeropostale, Dick's Sporting Goods, PVH Corp., Williams-Sonoma

  o
  Added: Express, G-III Apparel Group, Kate Spade, Skechers, The Children's Place

Strategic Priorities

Near the end of 2016, Wolverine Worldwide announced a holistic, enterprise-wide business initiative designed to transform the Company to compete and win in the fast-changing global consumer retail environment — the WOLVERINE WAY FORWARD. It includes four critical components:

Innovation & Growth	Operational Excellence	Portfolio Management	People & Teams

•

Building great brands through product innovation and compelling marketing

•

Relentless focus on the consumer

•

Consumer-centric product innovation

•

Demand creation initiatives

•

Deep focus on digital connection, specifically eCommerce and social media

•

International expansion

•

Healthier supply chain, with improved speed to market

•

Omnichannel transformation focused on aggressively growing highly profitable eCommerce business and right-sizing underperforming store fleet

•

Faster, more efficient structure

•

Aggressive goal to achieve 12% adjusted operating margin by the end of 2018

•

Focus on core, go-forward brands that provide the biggest growth and profit opportunities

•

Identify strategic alternatives for non-core, underperforming businesses

•

Strategic, value-creating acquisitions

• Amazing place to work • Build the best team and talent pipeline • Modern skillset • Investment in enhanced learning and development initiatives

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 41

Compensation Decisions in Context: Key 2016 Accomplishments and Financial Highlights

The Company performed well in 2016, despite broad-based slowing of consumer demand, destabilizing geopolitical events, the continued strengthening of the U.S. dollar, over-stored U.S. retail sector, and other macroeconomic factors that combined to create a volatile consumer retail environment around the world and a challenging year for companies in the retail, footwear, apparel and consumer soft goods industries, as well as companies with significant international footprints. Notwithstanding this, however, the Company finished 2016 with significant accomplishments against its strategic priorities outlined above.

  •
  Delivered 32.9% total shareholder return for 2016, performance in the top decile of companies in the peer group

  •
  Generated operating cash flow for the year of $296.3 million, up $80.8 million or 37.5% versus the prior year

  •
  Achieved a 25% reduction in year-end inventory against a corporate objective to reduce overall inventory by 12%

  •
  Delivered revenue of $2.495 billion, in line with original guidance

  •
  Delivered reported diluted 2016 EPS of $0.89, compared to $1.20 in 2015; adjusted diluted EPS of $1.36, and, on a constant currency basis, $1.52 compared to $1.45 in 2015

  •
  Returned value to shareholders through $0.24 per share cash dividends and approximately $62 million in share repurchases

  •
  Advanced omnichannel transformation by closing 101 stores during 2016 while investing in eCommerce; additional 110 store closures anticipated for early 2017

  •
  Refinanced debt, expecting to result in $30 million of interest savings through 2020

  •
  Reorganized European, Canadian, Apparel and Accessories, and Direct-to-Consumer business

  •
  Opened new design and innovation center

  •
  Drove considerable efficiencies through supply chain improvements, including factory consolidation

Compensation Overview

Despite a solid year in the face of macroeconomic and industry headwinds, NEO compensation was below target on a number of measures and the Compensation Committee took additional actions, including:

  •
  Below-target annual bonuses for all NEOs; 0% payout on CEO individual performance portion of annual bonus

  •
  Below-target performance (80%) under the 2014-2016 performance share plan

  •
  No CEO base salary or annual bonus target opportunity increase in 2014, 2015, 2016 or 2017 (level for four years)

  •
  $500,000 reduction in CEO 2017 long-term incentive compensation

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 42

Year-Over-Year Change in CEO Pay

The graphic below presents the year-over-year change in the CEO's pay as disclosed in the Summary Compensation Table (SCT) on page 60, without impact of change in pension value. As shown, the year-over-year change in CEO's pay decreased from 2015 to 2016 by $2,342,955 or 23%.

Total CEO Pay*

  *
  Excluding change in pension value

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 43

CEO Annual Bonus/TSR Analysis

The below graphic shows the CEO's actual annual bonus compared to his target opportunity over the last three years and demonstrates a clear link between Company TSR performance and annual bonus achievement over these periods:

CEO 3-Year Target & Actual Bonus
(in $000s)

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 44

2016 Compensation Program Overview

The Company's executive compensation program consists of base salary, annual bonus, long-term incentive compensation, and benefits. A breakdown of base salary, annual performance bonus, and long-term incentive compensation is illustrated below:

ELEMENT	COMPONENT	METRICS	WHAT THE PAY ELEMENT REWARDS

Base Salary	• Cash	• Fixed amount based on responsibilities, experiences and market data	• Scope of core responsibilities, years of experience, and potential to affect the Company's overall performance

Annual Performance Bonus[1]	• Company/Business Unit Cash Bonus • Individual Cash Bonus	• 85% Revenue and adjusted pretax earnings • 15% Specific individualized performance targets	• Achieving specific corporate business and/or divisional objectives over which the NEO has reasonable control • Achieving specific personal objectives

Long-Term Incentive Compensation[1]	• Performance shares • Time-based stock options and restricted stock	• Uses the following performance metrics (weighted as indicated) • 65% Adjusted earnings per share • 35% Adjusted business value-added

•

Balances focus on near-term profitability with longer-term shareholder value creation

•

Achieving long-term corporate objectives

•

Driving long-term shareholder value

•

Continued, long-term employment at Wolverine Worldwide

  1
  These reflect the 2016 compensation program and, therefore, do not reflect the 2017 changes discussed elsewhere. BVA is a business value added measure calculated as described in footnotes 1 and 2 on the table on page 52.

Long-Term Incentive Program Mix

Based on shareholder feedback during the Committee's outreach, the Committee decided to modify the mix of vehicles used for long-term incentive compensation in 2017 and going forward. Beginning in 2017, the long-term incentive program does not utilize stock options and reflects a mix of 70% performance share units and 30% time-vested restricted share units for the CEO. For other NEOs, the 2017 mix changed to 60% performance share units and 40% time-vested restricted share units. This change is intended to strengthen the Company's pay-for-performance philosophy, create stronger alignment with shareholders and simplify the compensation program.

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 45

Pay at Risk

Under the Company's compensation program, a significant portion of the compensation awarded to the NEOs generally, and to the CEO in particular, is at-risk (contingent upon the attainment of various pre-established short and long-term financial goals) and variable (contingent on the performance of the Company's stock price). NEO compensation that is significantly at-risk and variable, incentivizes superior business, stock price and financial performance and aligns the interests of executives with those of shareholders.

The following graphic shows the percentage of at-risk and variable target compensation of the CEO and the average of the other NEOs:

CEO 2016 vs. 2017 Target Total Compensation

Note: 2017 CEO equity grants were reduced by $500,000 compared to 2016 to respond to shareholder concerns regarding our 2016 say-on-pay vote. This one-time reduction is not reflected in the graphic above.

Other NEO 2016 vs. 2017 Target Total Compensation

Compensation Best Practices

What we do	What we do not do

✓

Vast majority of pay is at-risk or variable, i.e., performance-based or equity-based or both

✓

Stringent share ownership requirements (6x base salary for CEO)

✓

Broad-based clawback policy

✓

Significant vesting horizon for equity grants

✓

Double-trigger equity acceleration (for grants in 2017 and beyond)

✗

No dividends or dividend equivalents on unearned performance shares

✗

No repricing or replacing of underwater stock options

✗

No overlapping metrics

✗

No excessive or unnecessary perquisites

✗

No hedging, pledging, or short sales of Company stock

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 46

2017 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS IN DETAIL

2016 Compensation Program Overview

Setting Targets

Each February, the Committee recommends (and the independent directors approve) target compensation for the CEO for the upcoming year after considering the latest available information, including the Company's TSR and other business and financial performance, information provided by the Company's compensation consultant regarding executive compensation trends and compensation paid to other chief executive officers of companies in the comparative peer group, and information provided by management on recent Company performance and future business and financial outlook. The Committee's goal is to set the CEO's compensation in-line with the anticipated market median compensation for that year.

Given the significant weight the Company's executive compensation program places on at-risk and variable compensation, the compensation realized by the CEO and NEOs can be significantly affected, both positively and negatively, by performance against the various operational and financial performance metrics pre-established by the Committee and by the performance of the Company's stock price. The Board and Committee believe such a compensation program aligns the interests of the CEO and other NEOs with the interests of the shareholders.

The Company's executive compensation program consists of four primary elements: base salary, annual bonus, long-term incentive compensation and benefits. These elements are described in greater detail below.

Base Salary

As part of approving an NEO's base salary, the Committee considers a variety of factors including individual responsibilities, experience, skills, and potential to affect Wolverine Worldwide's overall performance, as well as market surveys and peer group information. The Committee considers these compensation factors subjectively, and no single factor or combination of factors was determinative in setting base salaries for any NEO.

Based on the above factors, the Committee approved the 2016 base salaries for the NEOs as noted in the following table. The Committee held CEO salary flat for the third year in a row (and held it flat again in 2017). Mr. Jeppesen's increase reflects, in part, the fact that he took on significant additional responsibility as President of the Wolverine Heritage Group in 2016. Mr. Woodworth's increase reflects, in part, his promotion from a brand president to a brand group president in 2016.

Name	2016 Base Salary	2015 Base Salary
Krueger	$1,150,000	$1,150,000

Jeppesen	$575,000	$530,000

Stornant	$550,000	$520,000

Woodworth	$550,000	$488,632

Zwiers	$645,000	$628,000

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 47

2017 PROXY STATEMENT

Annual Bonus

In 2016, each NEO had the opportunity to earn annual cash incentive compensation ("annual bonus"), consisting of two parts, a performance bonus and an individual performance bonus:

	Key Factors	2016 Company Metrics
Performance Bonus 85% of Total

•

Based on performance measured against Company and/or business unit performance criteria established at the beginning of the fiscal year

•

Payout determined by comparing performance against four performance levels set for each pre-set criterion: threshold (50% payout), target (100% payout), goal (150% payout) and stretch (200% payout)

• Revenue (35%) • Adjusted pretax earnings (65%)

Individual Performance Bonus 15% of Total

•

Measured against individual performance criteria

•

Each NEO's payout was determined by comparing individual performance against specific individual criteria set at the beginning of 2016

•

Payouts can range from 0% to 200% depending on the NEO's performance against individual performance objectives

• Vary by each NEO

A percentage of each NEO's 2016 base salary was set as the annual bonus target percentage (the "Target Bonus Percentage"). The Target Bonus Percentage represents the percentage of each NEO's base salary that could be earned as annual incentive compensation at a "target" performance level (100% payout) for each of the performance bonus and individual bonus. Generally, the Committee sets higher Target Bonus Percentages for individuals with greater influence on business strategy, profit or sales. This puts a larger percentage of an NEO's total potential cash compensation "at-risk," in line with the NEO's ability to influence these factors.

The Committee selected fiscal year 2016 revenue and adjusted pretax earnings as metrics for the annual bonus because it believes a strong correlation exists between performance on these financial measures and increases in shareholder value.

Performance Bonus

Messrs. Krueger and Stornant had significant influence on the Company's overall business performance and, accordingly, their respective performance bonus opportunity (85% of their total annual bonus opportunity) is based on the Company performance criteria only. Messrs. Jeppesen, Woodworth and Zwiers were directly responsible for specific business units and exert a significant influence on those business units in particular, in addition to influencing Company performance. Accordingly, for each of these NEOs, a larger percentage of their overall annual bonus opportunity was based on business unit performance, with a smaller percentage based on the Company's performance, as reflected in the table on page 51.

As shown in the table below, the Committee also set four performance levels for each criterion: threshold (25% payout), target (100% payout), goal (150% payout) and stretch (200% payout). The Committee set the revenue and pretax earnings goals for these performance levels following a review of the Company's operating plan, historical performance, and industry and macroeconomic conditions. The performance targets, though lower than 2015 targets, were set aggressively in light of the difficult industry and macroeconomic conditions discussed in the "Compensation Decisions in Context: Key 2016 Accomplishments and Financial Highlights" section, as evidenced by only a 68% payout on revenue performance that met the Company's original revenue guidance for the year.

Company Performance Level	in millions

(% of Target Payout)[1]	Revenue[2,3]	Pretax Earnings[2,3]
Threshold (25%)	$2,344	$164.1

Target (100%)	$2,608	$193.6

Goal (150%)	$2,701	$209.4

Stretch (200%)	$2,796	$225.7

1
The maximum payout an NEO can receive is 200% of his Target Bonus Percentage, even if performance is above stretch, and an NEO would receive 0% of his Target Bonus Percentage if performance is below threshold.
2
Pretax earnings are earnings before income taxes, excluding the effect of acquisitions, divestitures, accounting changes, restructuring, or other special charges or extraordinary items excluded by the Compensation Committee. Pretax earnings for 2016 exclude restructuring and impairment costs, organizational transformation costs, and debt extinguishment and other costs.
3
2016 revenue performance fell between threshold and target, resulting in a 68% payout on this measure. 2016 pretax earnings performance was between threshold and target, resulting in a 68% payout.

Page 48 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

For each business unit, the Committee sets the goals at substantially similar levels of difficulty as the goals for the Company and with a similar degree of difficulty as in prior years. The below table shows historical weighted performance levels achieved by the business units using these performance criteria for the years for which a meaningful comparison can be made.

Historical Group Performance[1]
	2016	2015	2014	2013	2012
Sourcing/Owned Manufacturing/Leathers	Between target and goal	Between goal and stretch	Between target and goal	Between target and goal	Between threshold and target

Wolverine Boston Group	Between threshold and target	Below threshold	Below threshold	Between threshold and target	N/A

Wolverine Heritage Group	Between threshold and target	Below threshold	Between target and goal	Between threshold and target	Below threshold

Wolverine Outdoor & Lifestyle Group	Between threshold and target	Between target and goal	Between target and goal	Between target and goal	Below threshold

1
The brand groups were changed in 2016. The performance information above is for the historical group closest in makeup to the current group.

In February 2017, the Committee certified actual 2016 performance compared to the performance levels for the Company and business unit criteria. The Company's fiscal year 2016 revenue was approximately $2.495 billion, which was between threshold and target level. The Company's adjusted pretax earnings for fiscal year 2016 were $181.0 million, which was between threshold and target level. The weighted average results for the applicable performance criterion are shown in the below table:

	2016 Performance	Overall Weighted Payout by Group
Sourcing/Owned Manufacturing/Leathers	Between target and goal	129%

Wolverine Boston Group	Between threshold and target	45%

Wolverine Outdoor & Lifestyle Group	Between threshold and target	52%

Wolverine Heritage Group	Between threshold and target	28%

Wolverine Worldwide	Between threshold and target	68%

For 2016, the Company paid the NEOs the following amounts relating to the performance bonus.

Name	Performance Bonus Opportunity (as a % of an NEO's Target Percentage)	Performance Bonus Percentage Earned[1]	Performance Bonus Paid[1,2]
Krueger	0 - 200%	68%	$831,376

Jeppesen	0 - 200%	88%	$229,888

Stornant	0 - 200%	68%	$173,299

Woodworth	0 - 200%	53%	$123,655

Zwiers	0 - 200%	57%	$172,529

1
Percentages earned and bonuses paid vary due to the relative performance of various business units versus overall corporate performance.
2
Not including Individual Performance Bonus.

Individual Performance Bonus

At the same time Target Bonus Percentages are set, the CEO approves measurable personal objectives for each NEO's individual bonus, other than for himself. The CEO submits, and the Committee approves, the CEO's personal objectives. Such measurable personal objectives may include goals such as executing strategies supporting the Company's vision, developing employees, growing new business initiatives and driving operational excellence. Performance is evaluated by the CEO (or, in the case of the CEO, by the Committee and other independent

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 49

2017 PROXY STATEMENT

directors) based on qualitative and quantitative factors. Summaries of the specific personal objectives for each NEO are outlined in the table below:

NEO	2016 Personal Objectives
Krueger	People, Growth, Strategy, Innovation, Cash Flow

Jeppesen	Strategy, Organization, Cash Flow, Supply Chain, Product Development, Talent, Growth – Heritage Group

Stornant	Maximize Shareholder Value, Cash Flow, People, Growth

Woodworth	Inventory, Culture, Talent, Growth

Zwiers	Brands' Sales Growth, Inventory, People

Each personal objective is given a rating from "does not achieve" to "far exceeds," with weighted performance ratings and payouts consistent with the following table:

Personal Objectives Rating	2016 Payout Level
Far Exceeds	200%

Exceeds	150%

Achieves	100%

Achieves Most But Not All	65%

Does Not Achieve	0%

The CEO recommended, and the Committee approved, the 2016 cumulative weighted personal objectives scores and payout levels for each of the NEOs other than himself. The Committee and the other independent directors of the Board met with the CEO at the end of the year to evaluate his performance against his personal objectives. The Committee determined the cumulative weighted personal objectives score for the CEO and recommended to the independent directors of the Board the CEO's payout level. The individual bonus payout for each NEO other than the CEO, as shown in the accompanying table, was determined by multiplying the bonus percentage achieved by 15% (representing the percentage of the individual bonus to the total annual bonus opportunity) of the Target Bonus Percentage. The Committee used negative discretion to reduce the CEO's individual performance bonus to $0 in response to shareholder feedback received in its engagement efforts.

Name	2016 Individual Bonus Opportunity (as a % of an NEO's Target Percentage)	Personal Objectives Rating	2016 Individual Bonus Percentage Achieved	2016 Individual Bonus Paid
Krueger	0 - 200%	Achieves most but not all	65%	$0

Jeppesen	0 - 200%	Achieves	100%	$46,129

Stornant	0 - 200%	Achieves most but not all	65%	$29,215

Woodworth	0 - 200%	Achieves	100%	$41,161

Zwiers	0 - 200%	Achieves most but not all	65%	$34,430

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Consistent with the 2015 bonus opportunity, each NEO's total annual bonus opportunity for 2016 ranged from 0% to 200% of Target Bonus Percentage. The accompanying table shows the total aggregate annual incentive compensation payout earned by each NEO for 2016, as well as the portion of that aggregate number that is attributable to the performance bonus and individual bonus.

		Annual Bonus Compensation Component as a Percentage of Target Bonus Performance

		Performance Bonus Percentage By Company or Business unit as a Percentage of Target Bonus Percentage

	2016 Target Percentage	Total Individual Performance Bonus as a Percentage of Target Percentage	Company[1]	Wolverine Outdoor & Lifestyle Group[2]	Wolverine Boston Group[3]	Wolverine Heritage Group	Sourcing[4]	Owned Manufacturing[4]	Leathers[4]	2016 Performance Bonus	2016 Individual Performance Bonus	Total 2016 Actual Annual Bonus Compensation	% of 2016 Actual Incentive Target

Krueger	125%	15%	85%							$831,376	$0	$831,376	58%

Jeppesen[5]	55%	15%	40%			10%	20%	10%	5%	$229,888	$46,129	$276,017	90%

Stornant	50%	15%	85%							$173,299	$29,215	$202,514	68%

Woodworth	40%	15%	30%		55%					$123,655	$41,161	$164,816	60%

Zwiers	55%	15%	30%	55%						$172,529	$34,430	$206,959	59%

1
Based on revenue and pretax earnings performance criteria for the Company, as described above under "Annual Bonus – Performance Bonus."
2
Based on revenue and pretax earnings as the performance criteria for the Wolverine Outdoor & Lifestyle Group.
3
Based on revenue and pretax earnings as the performance criteria for the Wolverine Boston Group.
4
Based on revenue and pretax earnings for Leathers. Based on the following factors for sourcing: expense management, on-time delivery, product pricing, factory lead times, and product quality. Based on the following factors for owned manufacturing: profit contribution, on-time delivery, and product quality.
5
Mr. Jeppesen served as President of the Global Operations Group for all of 2016 and also served as President of the Wolverine Heritage Group for the second half of 2016. The percentages in this table reflect a weighted average of the criteria achieved.

2017 Annual Bonus Plan Update

Based on feedback from shareholders and to create even stronger alignment between NEO compensation and the Company's strategic objectives, the Committee added adjusted operating margin to the 2017 annual bonus plan as a modifier to adjust, up or down, the calculated payments generated using the following metrics:

  •
  Less than 100bps adjusted operating margin improvement vs. 2016 ➡ 25% negative adjustment

  •
  100bps to 150bps improvement ➡ no adjustment

  •
  151bps to 200bps improvement ➡ 10% positive adjustment

  •
  More than 200bps improvement ➡ 25% positive adjustment

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Long-Term Incentive Compensation

In 2016, each NEO had the opportunity to earn long-term incentive compensation reflected as a mix of performance shares and time-based stock options and restricted stock awards.

	Key Factors	Performance Share Metrics[1]
Performance Shares	• Performance shares are based on performance criteria covering three-year periods • Awards balance focus on near-term profitability with longer-term shareholder value creation	• Fully diluted adjusted EPS (65%) • Adjusted Business Value Added ("BVA")[2] (35%)

Time-Based Stock Options and Restricted Stock Awards	• Encourages employee retention and rewards increases in stock price

1
EPS is calculated on a fully diluted basis and EPS and BVA are each adjusted to account for and exclude the effects of acquisitions, divestitures, accounting changes, restructuring, or other similar special charges or extraordinary items excluded by the Committee, including foreign exchange.
2
BVA is calculated by starting with operating income determined in accordance with U.S. generally accepted accounting principles ("GAAP"), and then reducing operating income by (1) an amount for income taxes where the effective tax rate used to calculate the income tax amount is determined in accordance with GAAP (adjusted as described above), and (2) a capital charge equal to a 14-point average of "net operating assets" during the fiscal year (with "net operating assets" defined as the net of trade receivables (net of reserves), inventory (net of reserves), other current assets, property, plant and equipment, trade payables and accrued liabilities) multiplied by 10%.

The Committee believes EPS is a key metric that plays an important role in driving shareholder value and that it further aligns the interests of the NEOs with other shareholders. The Committee believes that BVA is useful for determining incentive compensation because it ties the income statement (profit delivery) to the balance sheet (effective asset utilization) and does not focus on one to the exclusion of the other. The Committee further believes that focusing NEOs' interests on increasing BVA aligns their interests more closely with shareholder interests. The use of both EPS and BVA balances the NEOs' focus on near-term profitability with longer-term shareholder value; these measures received positive shareholder feedback during the Committee's shareholder outreach. The Committee weighted EPS 65% and BVA 35% when determining the overall performance level.

The Committee has chosen to provide long-term incentives in these forms because they incentivize and motivate different behaviors. Performance shares reward the achievement of key business criteria. Time-based stock options encourage employee retention and only reward employees if the stock price appreciates after the grant. Time-based restricted stock encourages employee retention by providing some level of value to executives who remain employed during the vesting period. Restricted stock also supports an ownership culture and thereby encourages executives to take actions that are best for the Company's long-term success.

Performance Shares

The following table lists performance levels set by the Committee for performance share awards granted for the 2014-2016 performance period (and, for Mr. Krueger, a 2015-2016 performance period) the vesting of which occurred on February 8, 2017 following the Committee's certification of 2014-2016 financial results. The performance share grant to Mr. Krueger for the 2015-2016 performance period was subject to EPS and BVA performance targets set at levels consistent with the EPS and BVA levels that remained outstanding under his original performance share grant for the 2014-2016 period, as well as an additional requirement that the Company's aggregate 2015 and 2016 revenue exceed $5.1 billion.

Performance level (Percentage of Target Payout)	Cumulative EPS for the 2014-2016 period[1]	Cumulative BVA for the 2014-2016 period[1] (in millions)
Threshold (50%)	$4.61	$343.8

Target (100%)	$5.13	$381.4

Goal (150%)	$5.67	$407.2

Stretch (200%)	$6.12	$449.4

1
Adjusted as described above.

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In February 2017, the Committee evaluated the Company's performance for the 2014-2016 performance period (and, in addition, for Mr. Krueger, the 2015-2016 performance period) against these criteria set forth in the table above and certified that the Company's performance on both the EPS and BVA criteria fell between threshold and target performance levels for both periods (and, for Mr. Krueger, that the Company's aggregate 2015-2016 revenue exceeded $5.1 billion). The Committee weighted the EPS attainment ($4.96; 84% of target performance) at 65% and the BVA attainment ($361.3 million; 73% of target performance) at 35%, resulting in a weighted average performance of 80%. The vesting of the number of shares is shown for each NEO in the accompanying table. In calculating the number of shares that vest, the Company uses the stock price on the date of the grant, which results in the NEOs bearing the risk of stock price performance during the performance period.

The following table lists the number of shares that vested for each NEO under the 2014-2016 performance share grant (and also, for Mr. Krueger, with respect to his 2015-2016 award):

Name	Shares Vesting (#)
Krueger	67,870

Jeppesen	9,328

Stornant	5,326

Woodworth	8,923

Zwiers	10,464

2016 Performance Share Awards

In the beginning of 2016, the Committee evaluated each NEO's long-term incentive target payout opportunity expressed as a percentage of base salary that would apply to the grant of performance shares for the 2016-2018 period. Determining that these opportunities remained set at appropriate levels, the Committee made no changes to the 2016-2018 target percentage from those in effect for the 2015-2017 performance period. The number of performance shares granted to the NEOs for the 2016-2018 performance period is set forth in the "Grants of Plan-Based Awards" table below and approximates the estimated maximum bonus payout the NEO could earn for the period. Like performance shares granted for the 2015-2017 performance period, performance shares are eligible to vest based on achievement of constant-currency EPS goals (weighted 65%) and constant-currency BVA goals (weighted 35%). An NEO may earn none, some or all of the performance shares granted, depending on Company performance against the EPS and BVA targets and base salary and target bonus percentage over the three-year performance period.

Name	2016-2018 Target Percentage	2015-2017 Target Percentage
Krueger	200%	200%

Jeppesen	55%	55%

Stornant	55%	55%

Woodworth	55%	55%

Zwiers	55%	55%

The Company accrues, but does not pay, any dividends on any performance shares during the performance period. Once the Committee certifies the Company's performance compared to the pre-determined performance criteria, the restrictions on some, all, or none of the performance shares awarded to each NEO will lapse at that time, and the NEO will receive accrued dividends only on the shares actually earned.

The Committee goes through a rigorous process in setting three-year EPS and BVA performance targets, including a careful review of the Company's prior year business and financial performance, current year operating plan and future expectations. To achieve target level EPS and BVA for the 2016-2018 performance period, the Company would need to achieve compounded annual EPS and BVA growth over the

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most recently completed fiscal year's actual results in the mid- and low-single digit range, respectively, with double-digit compounded annual growth required on both EPS and BVA to achieve stretch performance.

Stock Option Grants and Restricted Stock Awards

The accompanying table reflects the grant-date value of the regular, annual service-based restricted stock award and stock option grant to each NEO. Except for Messrs. Stornant and Woodworth, who both received promotions between the time of the 2015 and 2016 grants, the value of awards was the same as in 2015.

Name	Time-vested Restricted Stock	Time-vested Stock Options
Krueger	$2,085,000	$1,390,000

Jeppesen	$255,000	$170,000

Stornant	$348,000	$232,000

Woodworth	$316,200	$210,800

Zwiers	$316,200	$210,800

A stock option's exercise price is set at the closing market price of the Company's common stock on the grant date. The Committee generally grants annual equity awards at its regularly scheduled February meeting, and the independent directors of the Board approve equity grants to the CEO generally on the same day that the Committee meets. Stock option grants vest in equal annual installments over three years. The restrictions on restricted stock awards typically lapse 25% on the third and fourth anniversaries of grant and 50% on the fifth anniversary.

Approximately 60% of the combined value of the regular annual restricted stock and stock option grant awarded to each NEO in 2016 was in the form of restricted stock and 40% was in the form of stock options. These were the same approximate percentages as in 2015 and in each of the past five years.

In addition to the annual equity grants described above, Messrs. Stornant, Jeppesen, and Zwiers each received a retention grant of 20,000 shares of restricted stock and Mr. Woodworth received a retention grant of 5,000 shares of restricted stock. The retention grants were made, in part, to maintain stability within senior management in light of recent turnover. Mr. Jeppesen also received a grant of 10,000 shares for assuming additional responsibilities as President of the Wolverine Heritage Group, in addition to his continuing as President of the Global Operations Group. Restrictions on these shares lapse 25% on the third and fourth anniversary of grant and 50% on the fifth anniversary.

2017 Long-Term Incentive Plan Update

Based on feedback from shareholders and to create even greater alignment with shareholders, the Compensation Committee decided to add a three-year relative Total Shareholder Return ("TSR") modifier to the 2017-2019 performance unit grant. TSR will be benchmarked relative to the Russell 3000 Consumer Discretionary Index. The number of shares that vest, if any, will be increased by 25% for top-quartile TSR performance and will decrease by 25% for bottom-quartile relative TSR performance.

The Committee stopped granting options beginning with 2017 long-term incentive compensation. The Committee also shifted NEO long-term incentive compensation to a much heavier weighting on performance units (70% for the CEO and 60% for other NEOs), the Company's most at-risk pay element, and adjusted the vesting schedule of restricted stock units to four years (options had previously vested over three years and restricted stock over five years). The Committee also implemented a "double-trigger" equity vesting for all 2017 equity grants.

Benefits

Retirement, Deferred Compensaton and Welfare Plans

The NEOs participate in Wolverine Worldwide's medical and dental plans and receive life and disability insurance. In 2016, Messrs. Krueger, Jeppesen, Stornant and Zwiers also participated in the Wolverine Worldwide Employees' Pension Plan (a defined benefit plan) and the

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Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan (an unfunded, non-qualified plan). For a description of the benefits under Wolverine Worldwide's retirement plans, see "Pension Plans and 2016 Pension Benefits" below.

All of full-time employees of the Company in the United States, including the NEOs, are also eligible to participate in one of Wolverine's 401(k) Plans (the "401(k) Plan"). Pursuant to the 401(k) Plan, employees, including the NEOs, may elect to defer a portion of their salary and receive a Company match of up to 3% of salary for 2016 (4.5% for those who do not participate in the Pension Plan), subject to limits set forth in the Internal Revenue Code of 1986, as amended. In 2016, the Company adopted the Wolverine Worldwide Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). This plan allows executives and other eligible senior employees of the Company to elect to defer a portion of their eligible compensation. Wolverine Worldwide may, but need not, credit a participant with an additional discretionary Company contributions. No discretionary Company contributions were made in 2016. The Company adopted the Deferred Compensation Plan as a retention and recruitment tool to facilitate retirement savings and provide financial flexibility for key employees, and because many of the companies with which we compete for executive talent provide similar plans to their key employees. For a description of the benefits under the Deferred Compensation Plan, see "Nonqualified Deferred Compensation" below.

Perquisites

The Company provides limited perquisites to NEOs. The Company feels the perquisites that are provided round out a competitive total compensation package for each NEO. For details on perquisites, see footnote 6 to the "Summary Compensation Table" on pages 60-61.

Post-Employment Compensation

Each NEO is party to an Executive Severance Agreement that provides for certain payments and benefits upon termination of employment after a change in control of Wolverine Worldwide. The Board believes Executive Severance Agreements will promote management to actively pursue a business transaction that is in the best interests of the shareholders, even if it could ultimately result in his or her job elimination, and promotes management stability during the transition period accompanying a change in control. Each NEO is eligible to receive compensation if his employment is terminated within two years (Messrs. Jeppesen, Stornant, Woodworth and Zwiers) or three years (Mr. Krueger) following a change in control of Wolverine Worldwide. Even following a change in control, an NEO does not receive payment under the Executive Severance Agreement if his employment terminates:

  •
  Due to death or retirement in accordance with Wolverine Worldwide's policy or as otherwise agreed,

  •
  For cause or disability, or

  •
  By resignation of the NEO, other than for "good reason," which is discussed under the heading "Benefits Triggered by Termination Other than For Cause or for Good Reason" and the heading "Benefits Triggered Upon a Change in Control," both under the heading "Potential Payments Upon Termination or Change in Control"

NEOs may also be eligible under Wolverine Worldwide's retirement plans or equity plans to receive certain payments and benefits upon termination of employment or in connection with a change in control. The Committee believes that accelerated vesting upon a change in control is appropriate in some circumstances because, by protecting a significant component of the NEO's total compensation, the acceleration of equity vesting (1) mitigates potential conflicts of interest that might arise between the NEOs and the shareholders, and (2) serves as a substantial incentive for those NEOs to obtain the highest possible value for the shareholders if the Company becomes an acquisition target. The Committee also retains the discretion to modify the accelerated vesting.

Mr. Krueger is also party to a 2007 Separation Agreement under which he receives certain payments and benefits if the Company terminates his employment, even if not following a change in control, other than for "cause" or if he terminates his employment for "good reason." The Committee determined upon appointing Mr. Krueger as CEO that, given the Company's strategic initiatives the Board had asked him to lead, it was appropriate for the Company to enter into a separation arrangement. You will find information on benefits payable to Mr. Krueger and each other NEO and the specific elements comprising the payments and benefits under the Separation Agreement, Executive Severance Agreements, and other retirement and equity plans of Wolverine Worldwide, in the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

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2017 PROXY STATEMENT

COMPENSATION SETTING PROCESS

Setting Targets

The Committee goes through a rigorous process in setting performance targets, including a careful review of the Company's prior year business and financial performance, current year operating plan, and future expectations. The Committee engages with management in this process over several months leading up to setting final annual bonus and three-year performance targets in February. The rigor of this process is demonstrated by the below-target annual bonus payout for 2016, a year in which the Company met its original revenue and adjusted earnings per share guidance and delivered TSR of 32.9%, putting it in the top decile of its peer group.

Competitive Philosophy and Competitive Market Data

When making compensation recommendations and decisions, the Committee considers the CEO's assessment of the performance of each NEO, other than himself; the performance of the individual and the individual's respective business unit or function; the scope of the individual's responsibilities, years of experience with the Company (or in similar positions with other companies), skills and knowledge; market compensation data; market and economic conditions; Company performance; retention considerations; and Wolverine Worldwide's compensation philosophy (collectively, the "compensation factors"). The Committee considers these compensation factors both subjectively and objectively, and no single factor or combination of factors is determinative. With respect to CEO compensation, the Committee seeks to set compensation in line with the anticipated market median for a given year.

The Compensation Committee terminated its engagement with Willis Towers Watson in 2016, at which time it selected and engaged another independent compensation consultant, Frederic W. Cook & Co. ("FW Cook"), to provide services beginning in September 2016. The Committee uses market surveys and Peer Group information provided by its compensation consultant as market reference points. The Committee also considers information the Company learns through recruiting NEOs and the experience levels and responsibilities of NEOs prior to joining the Company as reference points in setting NEO compensation.

As part of its competitive data review in connection with determining 2016 compensation, the Committee considered information presented by Willis Towers Watson based on publicly-disclosed Peer Group information and on three published compensation surveys: (1) 2015 Towers Watson Data Services Survey Report on Top Management Compensation – Retail and Wholesale Trade Industry Cut, (2) 2015 Towers Watson Compensation Database Executive Database – Retail/Wholesale Executive Database, and (3) 2015 US Mercer Benchmark Database, Executive – General, Retail Industry Cut.

Peer Group

The Committee, with input from Willis Towers Watson (the Committee's former independent compensation consultant), established the following peer group for use in setting 2016 NEO compensation (the "Peer Group"). In determining the Peer Group, the Committee considers each potential peer company's industry, channels of distribution, revenue and market capitalization. The Company also considers the typicality of a company's pay practices, excluding companies whose chief executive may not receive market compensation because of a founder relationship, family ownership position, or other similar relationships.

The following companies comprised the 2016 Peer Group, which is consistent with the 2015 peer group:

Aéropostale, Inc.Inc.	Chico's FAS, Inc.	Foot Locker, Inc.	Williams-Sonoma, Inc.

American Eagle Outfitters Inc.	Coach, Inc.	Genesco Inc.

Ascena Retail Group, Inc.	Deckers Outdoor Corporation	Guess?, Inc.

Caleres, Inc.	Dick's Sporting Goods, Inc.	Hanesbrands Inc.

Carter's, Inc.	DSW Inc.	PVH Corp.

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New 2017 Peer Group

In 2017, as part of its annual compensation review and in response to some shareholder concerns, the Committee evaluated each peer company and decided to adopt a new peer group for 2017 and going forward. The changes to the group ultimately create greater alignment of Company revenues with those of the peer group median through the removal of several larger companies. The following adjustments to the peer group were made for 2017 and going forward:

REMOVED:	Aéropostale, Dick's Sporting Goods, PVH Corp., Williams-Sonoma

ADDED:	Express, G-III Apparel Group, Kate Spade, Skechers, The Children's Place

CEO Role

Within the framework of the Company's executive compensation program, the CEO recommends the level of base salary, annual bonus, long-term incentive compensation, equity awards and other compensation components for his direct reports, including the other NEOs. The CEO bases his recommendation upon his assessment of the compensation factors applicable to each NEO. The CEO considers these compensation factors both objectively and subjectively, and no single factor is determinative. The Committee discusses these recommendations with the CEO prior to setting the compensation for each NEO, other than the CEO. The Committee, however, ultimately determines all compensation for NEOs other than the CEO, whose compensation is determined by the independent directors as a whole.

Compensation Consultant Role

FW Cook was engaged as the Committee's independent compensation consultant in September 2016, and reports directly to the Committee (as Willis Towers Watson previously did). The Committee determines the scope of engagement and may replace the consultant or hire additional consultants at any time. The Committee has evaluated Willis Towers Watson's and FW Cook's independence under the rules established by the NYSE and has determined that both firms are "independent" as defined by NYSE rules. In addition, the Committee has evaluated whether the engagement of either firm raised any conflicts of interest and has determined that no such conflicts of interest exist.

At the Committee's invitation, a representative of FW Cook generally attends all Committee meetings and also communicates with the Committee Chair and management regularly between meetings. However, the Committee makes all decisions regarding NEO compensation. FW Cook provides various executive compensation services to the Committee pursuant to a consulting agreement with the Committee. Generally, these services include advising the Committee on the principal aspects of the Company's executive compensation program, evolving industry practices, and providing market information and analysis regarding the competitiveness of the Company's program design.

During 2016, FW Cook performed the following specific services:

  •
  Attended Committee meetings, as requested

  •
  Reviewed the Company's peer group and advised the Committee on the composition of the peer group

  •
  Reviewed survey data for competitive comparisons

  •
  Provided market data and recommendations on CEO and other NEO compensation

  •
  Advised the Committee on market trends related to compensation policies and programs

  •
  Proactively advised the Committee on best-practice approaches for governance of executive compensation

  •
  Reviewed the Compensation Discussion & Analysis and other executive compensation-related disclosures included in the Company's proxy statement

The Company did not pay FW Cook any fees for services other than compensation consulting but did pay such fees to Willis Towers Watson, its former consultant. The total fees the Company paid to Willis Towers Watson for executive compensation services to the Committee in

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2017 PROXY STATEMENT

2016 were $369,261. Towers Watson also was engaged by Wolverine Worldwide in 2016 to perform actuarial services, pension plan consulting and risk and financial services that are not part of the executive and non-employee director compensation services provided to the Committee. These services were performed on an interim and annual basis for financial reporting purposes. The total annual expense for this work was approximately $296,454. The total fees the Company paid to Willis Towers Watson were $665,715. Willis Towers Watson's revenue for its 2016 fiscal year was $7.9 billion.

Other Compensation Policies and Practices

NEO Stock Ownership Guidelines

Each NEO, as well as each non-employee director, must attain (and maintain) a minimum stock ownership level (including owned shares, a certain level of performance shares and restricted shares, and the in-the-money value of vested stock options) prior to being able to gift or sell any Company stock. During 2016, each NEO was in compliance with these guidelines.

Covered Positions	Guideline
CEO	6x Annual Base Salary

Other NEOs	2x Annual Base Salary

Non-employee Directors	6x Annual Cash Retainer

Stock Hedging and Pledging Policies

Under the Company's Insider Trading Policy, all directors, officers and other employees are prohibited from engaging in any hedging transactions involving Company securities beneficially owned by them. The Company also considers it inappropriate for any such person to engage in speculative transactions in the Company's securities, including short sales, publicly traded options, margin accounts and pledges and standing and limit orders. Also, all directors, officers and other employees are prohibited from pledging Company securities as collateral for a loan.

Clawback Policy

The Company has adopted a clawback policy which empowers the Board or a committee of the Board to seek recovery of specified incentive compensation received by executive officers under specific circumstances where there is a material restatement of the Company's financial results that would have led to a lower level of incentive compensation payout.

Impact of Accounting and Tax Treatments on Compensation

Section 162(m) of the Internal Revenue Code provides that publicly held companies may not deduct compensation paid to the CEO and the three next most highly-paid executive officers (other than the CFO) in excess of $1,000,000 annually, with certain exceptions for qualified "performance-based" compensation. Wolverine Worldwide has designed its Annual Bonus Plan and stock incentive plans to permit the grant or payment of certain awards that are intended to qualify as "performance-based" compensation for purposes of Section 162(m). The Company is asking its shareholders to approve the material terms of the Amended and Restated Executive Short-Term Incentive Plan, consistent with the requirements of the performance-based compensation exemption under Section 162(m). Wolverine Worldwide, however, does not require all of its compensation programs, including programs under the plans listed above, to be fully deductible under Section 162(m) because Wolverine Worldwide believes it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Wolverine Worldwide has and in the future may continue to pay compensation that does not qualify as performance-based compensation.

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Compensation Committee Report

The Committee has reviewed and discussed with management the information provided under the heading "Compensation Discussion and Analysis." Based on this review and discussion, the Committee recommended to the Board of Directors that the Company include the Compensation Discussion and Analysis section in this proxy statement and incorporate it by reference into the Company's Annual Report on Form 10-K.

Respectfully submitted,

Joseph R. Gromek (Chairperson),
Jeffrey M. Boromisa,
William K. Gerber,
Nicholas T. Long

Compensation Committee Interlocks and Insider Participation.    During fiscal year 2016, none of the members of the Compensation Committee was an officer or employee of the Company, was a former officer of the Company, nor had a relationship with the Company requiring disclosure as a related party transaction under Item 404 of Regulation S-K of the Securities Act of 1933. None of the Company's executive officers served on the compensation committee or board of directors of another entity whose executive officer(s) served as a director on the Company's Board or on the Compensation Committee.

See the "Compensation Discussion and Analysis" section for more information regarding the Compensation Committee's processes and procedures.

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Summary Compensation Table

Name and Principal Position	Year	Salary[1]	Bonus	Stock Awards[2]	Option Awards[3]	Non-Equity Incentive Plan Compensation[4]	Change in Pension Value and Nonqualified Deferred Compensation Earnings[5]	All Other Compensation[6]	Total	Total (excluding pension)

Blake W. Krueger

Chairman, CEO	2016	$1,150,000	-	$4,385,006	$1,389,999	$831,376	$2,391,996	$34,958	$10,183,335	$7,791,339

and President	2015	$1,150,000	-	$6,992,678	$1,392,843	$525,254	$24,899	$32,928	$10,118,602	$10,093,703

	2014	$1,183,654	$440,249	$4,383,045	$1,394,846	$1,631,132	$5,499,286	$18,847	$14,551,059	$9,051,773

Michael Jeppesen

President, Heritage	2016	$559,135	-	$1,150,937	$170,001	$276,017	$364,635	$27,636	$2,548,361	$2,183,726

Group and Global	2015	$526,539	-	$576,588	$170,352	$430,029	$114,395	$22,057	$1,839,960	$1,725,565

Operations Group

Michael D. Stornant

Senior Vice President,	2016	$544,808	-	$1,011,716	$232,000	$202,514	$553,651	$29,248	$2,573,937	$2,020,286

CFO, Treasurer and	2015	$403,538	$266,649	$630,606	$159,033	$93,533	$412,331	$26,710	$1,992,400	$1,580,069

Chief Accounting Officer

Richard J. Woodworth

President, Wolverine	2016	$548,820	-	$732,269	$210,801	$164,816	$13,889	$39,952	$1,710,547	$1,696,658

Boston Group

James D. Zwiers

Executive Vice	2016	$642,058	-	$1,037,522	$210,801	$206,959	$734,223	$37,331	$2,868,894	$2,134,671

President (President,	2015	$624,539	-	$697,004	$211,232	$390,773	$17,604	$33,897	$1,975,049	$1,957,445

Wolverine Outdoor &	2014	$627,577	-	$803,213	$210,567	$478,608	$795,787	$17,856	$2,933,608	$2,137,821

Lifestyle Group for 2016)

1
Includes any amounts deferred under the Company's qualified 401(k) plan and, for Mr. Stornant, Executive Deferred Compensation Plan. 2014 included an extra pay period compared to 2015 and 2016 because the Company's fiscal year differs slightly from the calendar year.
2
Includes the value of restricted stock awards and performance share awards, as follows for 2016:

Name	Service-based Restricted Stock Value	Performance Share Value	Total
Krueger	$2,084,998	$2,300,008	$4,385,006

Jeppesen	$814,397	$336,540	$1,150,937

Stornant	$678,198	$333,519	$1,011,716

Woodworth	$398,750	$333,519	$732,269

Zwiers	$646,400	$391,122	$1,037,522

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Restricted stock was valued using the closing market price of Wolverine Worldwide common stock on the date of the grant of the respective award. Performance shares were valued using the closing market price of Wolverine Worldwide common stock on the date of grant of the respective award and assuming target performance for all performance periods, consistent with ASC Topic 718. Assuming payout at stretch performance (the highest level of performance under the award), the aggregate grant date fair value of performance shares awarded in 2016, for each NEO (and, in parenthesis, the grant date fair value of the sum of performance share awards assuming stretch performance was achieved and grant date fair value of restricted stock awards for 2016) would have been: $5,294,774 ($7,379,772) for Mr. Krueger; $702,715 ($1,517,112) for Mr. Jeppesen; $696,375 ($1,374,573) for Mr. Stornant; $696,375 ($1,095,125) for Mr. Woodworth and $816,667 ($1,463,067) for Mr. Zwiers. Restrictions on performance share awards will lapse in the February following the last year of the applicable performance period, if at all, based on the Company's performance for the period. For additional valuation assumptions, see the Stock-Based Compensation footnote to Wolverine Worldwide's Consolidated Financial Statements for the fiscal year ended December 31, 2016 included in its Form 10-K for this year.
3
Represents the aggregate grant date fair value of stock options granted in the years shown, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes-Merton model. For additional valuation assumptions, see the Stock-Based Compensation Footnote to Wolverine Worldwide's Consolidated Financial Statements for the fiscal year ended December 31, 2016 included in its Form 10-K for this year.
4
Reflects the sum of performance bonus and individual bonus amounts earned in 2016, 2015 and 2014, respectively, and paid in 2017, 2016 and 2015 respectively. For Mr. Stornant, includes amounts deferred under the Deferred Compensation Plan.
5
All amounts in this column reflect, where applicable, the aggregate change in the actuarial present value of the accumulated benefits under the Wolverine Worldwide Employees' Pension Plan ("Pension Plan") and Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP") for Messrs. Krueger, Jeppesen, Stornant and Zwiers, and benefits under the Stride Rite Retirement Income Plan for Mr. Woodworth. The amounts in the table were determined using assumptions consistent with those used in Wolverine Worldwide's Consolidated Financial Statements for each respective year. See the "Pension Plans and 2016 Pension Benefits" section starting on page 69.
6
The amounts listed in this column for 2016 include Wolverine Worldwide's matching contributions to the accounts of the NEOs under Wolverine Worldwide's 401(k) plans, payments made by Wolverine Worldwide for the premiums on certain life insurance policies, tax and estate planning services, health care reimbursements and, in one instance, a car allowance, in the amounts listed in the table below.

Name	401(k) Match	Tax and Estate Planning	Health	Life Insurance Premiums	Car Allowance
Krueger	$7,950	$7,560	$15,533	$3,915	-

Jeppesen	$7,950	-	$18,898	$788	-

Stornant	$7,950	-	$18,268	$3,030	-

Woodworth	$11,925	$6,201	$14,051	$775	$7,000

Zwiers	$7,950	$7,560	$18,898	$2,924	-

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 61

2017 PROXY STATEMENT

Grants of Plan-Based Awards in Fiscal Year 2016

The following table provides information concerning each grant of an award made to the NEOs in fiscal year 2016:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]

Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards[5] ($/Share)	Grant Date Fair Value of Stock and Option Awards[6] ($)

Krueger	Annual Bonus		$718,750	$1,437,500	$2,875,000

	FY16-FY18 Performance Shares	02/10/16				69,655	139,310	320,701				$2,300,008

	Stock Options	02/10/16								425,076	$16.51	$1,389,999

	Restricted Stock	02/10/16							126,287			$2,084,998

Jeppesen	Annual Bonus		$153,762	$307,524	$615,048

	FY16-FY18 Performance Shares	02/10/16				10,192	20,384	42,563				$336,540

	Stock Options	02/10/16								51,988	$16.51	$170,001

	Restricted Stock	02/10/16							35,445			$585,197

	Restricted Stock	07/13/16							10,000			$229,200

Stornant	Annual Bonus		$149,822	$299,644	$599,289

	FY16-FY18 Performance Shares	02/10/16				10,101	20,201	42,179				$333,519

	Stock Options	02/10/16								70,948	$16.51	$232,000

	Restricted Stock	02/10/16							41,078			$678,198

Woodworth	Annual Bonus		$137,205	$274,410	$548,820

	FY16-FY18 Performance Shares	02/10/16				10,101	20,201	42,179				$333,519

	Stock Options	02/10/16								64,465	$16.51	$210,801

	Restricted Stock	02/10/16							24,152			$398,750

Zwiers	Annual Bonus		$176,566	$353,132	$706,263

	FY16-FY18 Performance Shares	02/10/16				11,845	23,690	49,465				$391,122

	Stock Options	02/10/16								64,465	$16.51	$210,801

	Restricted Stock	02/10/16							39,152			$646,400

Page 62 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

1
Estimated payout levels relating to the performance bonus and individual bonus. For a description of these bonuses and the payouts under them, see pages 48-51.
2
Estimated payout levels of performance shares granted under the Amended and Restated Stock Incentive Plan of 2013 (the "Stock Incentive Plan of 2013") for the 2016-2018 performance period. Following the end of the applicable performance period, restrictions may lapse on some, all or none of the performance shares depending upon the Company's achievement of the relevant performance criteria. The Company accrues, but does not pay, dividends on the performance shares during the performance period. At the end of the applicable performance period, the Company will pay to the NEO the accrued dividends (if any) on the performance shares for which the restrictions lapse. For a description of the performance shares granted in 2016 under the Stock Incentive Plan of 2013, see pages 52-54.
3
The Company awarded service-based restricted stock awards under the Stock Incentive Plan of 2013 for all NEOs, and under the Stock Incentive Plan of 2016 for the July 13, 2016 grant to Mr. Jeppesen. The restrictions on 25% of the shares received under the awards reflected in this column lapse 25% on each of the third and fourth anniversary and 50% on the fifth anniversary of the award. All restrictions on shares of restricted stock lapse upon an NEO's death, disability or voluntary termination after attaining age 59 with ten years of service with the Company, subject to certain conditions. In the event of a change in control, as described under the "Benefits Upon a Change in Control Only" sub-heading on page 73, restrictions lapse on all shares. Holders of restricted stock are entitled to receive dividends and to vote the restricted shares.
4
The Company granted stock options under the Stock Incentive Plan of 2013 to Mr. Krueger and under the Stock Incentive Plan of 2016 to all other NEOs. Stock options granted to NEOs vest ratably over three years beginning on the first anniversary of the grant date and have a term of 10 years. All stock options vest upon an NEO's death, disability or voluntary termination after attaining age 59 with ten years of service with the Company, subject to certain conditions. In the event of a change in control, as described under the "Benefits Upon a Change in Control Only" sub-heading on page 73, all stock options vest.
5
The exercise price is equal to the closing market price of shares of Wolverine Worldwide common stock on the date of the grant.
6
Represents the grant date fair value for stock options and award date fair value for performance share and service-based restricted stock awards made in fiscal year 2016, determined as described in footnotes 2 and 3 to the "Summary Compensation Table."

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 63

2017 PROXY STATEMENT

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table provides information concerning options and stock awards that have not vested for each NEO outstanding as of December 31, 2016:

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[3] ($)

Krueger

	Various					355,923	$7,812,510

	Various							195,505	$4,291,335

	2/10/10	44,266	-	$12.50	2/10/20

	2/9/11	98,000	-	$18.25	2/8/21

	2/8/12	114,000	-	$19.92	2/7/22

	2/6/13	200,778	-	$21.48	2/5/23

	2/11/14	150,189	75,095	$27.13	2/10/24

	2/11/15	73,663	147,325	$28.00	2/10/25

	2/10/16	-	425,076	$16.51	2/9/26

Jeppesen

	Various					93,592	$2,054,344

	Various							28,147	$617,827

	2/8/12	22,400	-	$19.92	2/7/22

	2/6/13	25,240	-	$21.48	2/5/23

	2/11/14	14,749	7,374	$27.13	2/10/24

	2/11/15	9,010	18,018	$28.00	2/10/25

	2/10/16	-	51,988	$16.51	2/9/26

Page 64 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other rights That Have Not Vested[3] ($)

Stornant

	Various					59,764	$1,311,820

	Various							21,099	$463,123

	2/6/08	7,800	-	$12.53	2/5/18

	4/16/08	2,600	-	$13.85	4/15/18

	2/10/09	27,000	-	$8.56	2/9/19

	2/10/10	16,800	-	$12.50	2/10/20

	2/9/11	12,300	-	$18.25	2/8/21

	2/8/12	12,640	-	$19.92	2/7/22

	2/6/13	13,590	-	$21.48	2/5/23

	2/11/14	7,941	3,971	$27.13	2/10/24

	2/11/15	3,922	7,843	$28.00	2/10/25

	6/12/15	4,229	8,458	$29.31	6/11/25

	2/10/16	-	70,948	$16.51	2/9/26

Woodworth

	Various					50,143	$1,100,639

	Various							26,924	$590,982

	2/6/13	17,030	-	$21.48	2/5/23

	2/11/14	7,945	3,972	$27.13	2/10/24

	2/11/15	3,922	7,843	$28.00	2/10/25

	2/10/16	-	64,465	$16.51	2/9/26

Zwiers

	Various					89,188	$1,957,677

	Various							31,573	$693,027

	2/10/09	38,000	-	$8.56	2/9/19

	4/22/09	4,000	-	$10.90	4/21/19

	2/10/10	40,600	-	$12.50	2/10/20

	2/9/11	28,200	-	$18.25	2/8/21

	2/8/12	31,600	-	$19.92	2/7/22

	2/6/13	38,800	-	$21.48	2/5/23

	2/11/14	22,673	11,336	$27.13	2/10/24

	2/11/15	11,172	22,342	$28.00	2/10/25

	2/10/16	-	64,465	$16.51	2/9/26

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page 65

2017 PROXY STATEMENT

1
All stock options become exercisable as to one-third of the shares subject to the stock option on each of the first three anniversaries of the date of the grant. Stock option vesting may accelerate upon certain events, including death, disability or voluntary termination after attaining age 62 or age 50 with seven years of service (age 59, with ten years of service for 2016 grants) with the Company, subject to certain conditions, as further described in the "Grants of Plan Based Awards" section.
2
The following table sets forth the vesting dates for the un-vested service-based restricted stock awards of each NEO as of December 31, 2016:

Named Executive Officer	Vesting Date	Number of Shares to Vest
Krueger

	2/6/17	18,373

	2/8/17	23,200

	2/11/17	19,213

	2/6/18	36,745

	2/11/18	37,829

	2/10/19	31,571

	2/11/19	57,043

	2/10/20	31,572

	2/11/20	37,233

	2/11/21	63,144

Jeppesen

	2/6/17	2,310

	2/8/17	4,500

	2/11/17	1,902

	10/8/17	5,000

	2/6/18	4,620

	2/11/18	4,179

	10/8/18	5,000

	2/10/19	8,861

	2/11/19	6,082

	7/13/19	2,500

	10/8/19	10,000

	2/10/20	8,861

	2/11/20	4,554

	7/13/20	2,500

	2/10/21	17,723

	7/13/21	5,000

Page 66 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

Named Executive Officer	Vesting Date	Number of Shares to Vest
Stornant

	2/6/17	1,245

	2/8/17	2,610

	2/11/17	1,025

	2/6/18	2,490

	2/11/18	2,016

	6/12/18	1,068

	2/10/19	10,269

	2/11/19	3,042

	6/12/19	1,069

	2/10/20	10,270

	2/11/20	1,983

	6/12/20	2,138

	2/10/21	20,539

Woodworth

	2/6/17	1,558

	2/11/17	1,437

	12/12/17	10,000

	2/6/18	3,115

	2/11/18	2,829

	2/10/19	6,038

	2/11/19	4,267

	2/10/20	6,038

	2/11/20	2,785

	2/10/21	12,076

Zwiers

	2/6/17	3,550

	2/8/17	16,400

	2/11/17	2,923

	2/6/18	7,100

	2/11/18	5,746

	2/10/19	9,788

	2/11/19	8,670

	2/10/20	9,788

	2/11/20	5,647

	2/10/21	19,576

3
The dollar values are calculated using a per share stock price of $21.95, the closing price of Wolverine Worldwide common stock on December 30, 2016, the last business day of fiscal year 2016.
4
Following the end of the applicable three-year performance period, restrictions may lapse on some, all or none of the performance shares depending upon the Company's achievement of the relevant EPS and BVA performance criteria. The number of shares listed assumes target performance for the 2014-2016 cycle and threshold performance for the 2015-2017 and 2016-2018 cycles.

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2017 PROXY STATEMENT

Option Exercises and Stock Vested in Fiscal Year 2016

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise[1] ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting[2] ($)
Krueger	7,984	$93,173	178,310	$2,949,463

Jeppesen	-	-	20,725	$342,951

Stornant	6,000	$57,660	13,238	$219,502

Woodworth	-	-	21,143	$389,541

Zwiers	24,584	$289,373	36,803	$609,091

1
The Company calculates the dollar values by multiplying the number of shares of common stock acquired upon exercise by the difference between the exercise price and the closing price of the Company common stock on the exercise date.
2
The Company calculates the dollar values using the closing price of Wolverine Worldwide common stock on the date of vesting.

Page 68 |	Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

2017 PROXY STATEMENT

Pension Plans and 2016 Pension Benefits

Wolverine Worldwide maintains the following defined benefit retirement plans covering Messrs. Krueger, Jeppesen, Stornant, and Zwiers: (1) the Wolverine Worldwide Employees' Pension Plan ("Pension Plan"), which is a funded and tax-qualified defined benefit plan under the Internal Revenue Code that covers eligible employees, and (2) the Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP"), which is an unfunded, non-qualified plan that covers individuals recommended by the CEO and approved by the Compensation Committee. Mr. Woodworth does not participate in these plans, but has "frozen" benefits under the Stride Rite Corporation Retirement Income Plan ("SR Plan").

QUALIFIED PENSION PLANS

Participants vest in the Pension Plan after five years of qualifying service. Subject to the limitations imposed by the Internal Revenue Code, the Pension Plan generally pays a monthly benefit in an amount equal to a percentage of the participant's final average monthly earnings multiplied by his or her number of years of service. For purposes of this benefits formula, the Pension Plan caps years of service at 25 (30 for non-SERP participants), and the percentages of final average monthly earnings are 2.4% for Mr. Krueger and 2.0% for Messrs. Jeppesen, Stornant, and Zwiers. "Earnings" as used in this formula generally includes base salary and annual bonus, less Social Security allowance, and for 2016 was capped at $265,000, the IRS limit applicable to tax-qualified plans.

Upon retirement, a participant may elect to receive the benefit in the form of a life annuity, 5- or 10-year certain annuities, or joint and 50%, joint and 75%, or joint and 100% survivor annuities. The payments are actuarially adjusted based on the participant's election. Any election, other than an election to receive life annuity benefits, reduces the monthly benefit payable. The "normal" age at which benefits may be drawn under the plan is 65. Mr. Krueger is currently the only NEO eligible to begin drawing early retirement benefits under the Pension Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Messrs. Krueger, Jeppesen, Stornant and Zwiers participate in the SERP, which provides retirement benefits above amounts available under the Company's tax-qualified Pension Plan. The SERP benefit generally equals the difference between the participant's retirement benefit under the Pension Plan and the benefits the participant would have received if there were no IRS-imposed cap on earnings when calculating the Pension Plan benefit. The SERP caps years of service at 25 in calculating a participant's benefit. The SERP also allows a retired participant who has five years of service to draw earlier (beginning at age 55) and on different terms than under the Pension Plan. A participant's earnings percentage multiplier is the same under the SERP as it is under the Pension Plan (2.4% for Mr. Krueger and 2.0% for Messrs. Jeppesen, Stornant and Zwiers). The Compensation Committee may grant additional deemed years of service to a participant, subject to the cap of 25 years. The full benefit of any additional years of deemed service is paid under the SERP. Mr. Krueger reached the 25-year cap in 2012.

If a retired participant draws the SERP benefit prior to age 65, the reduction factor is 0.333% for each month prior to age 60, and 0.1666% for each month between age 60 and age 65. As of the end of fiscal year 2016, Mr. Krueger was the only NEO eligible to retire and begin drawing early benefits under the SERP.

SERP benefits are paid monthly, and the SERP has a lump sum payment option in the event of death or termination of employment after a change in control. The SERP also includes a disability benefit and a death benefit payable to the participant's designated beneficiary if the participant dies before retiring. The SERP provides for lump sum payments equal to 125% of the net present value of accrued benefits without regard to any reduction for early payment to participants who resign for good reason or are terminated by Wolverine other than for

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2017 PROXY STATEMENT

cause or due to death or disability within two years (Messrs. Jeppesen, Stornant and Zwiers) or three years (Mr. Krueger) after a change in control.

The SERP also contains non-competition, confidentiality and employee non-solicitation provisions in favor of Wolverine Worldwide. Under the SERP non-competition provisions, a participant is not entitled to any benefit payment if the participant enters into certain relationships with a competing business prior to the date on which such benefit payment is due. If the participant's employment is terminated for serious misconduct or if Wolverine Worldwide cannot collect under an insurance policy purchased to fund SERP benefits for certain reasons, the Company may terminate a participant's benefits under the SERP. Wolverine Worldwide may terminate the SERP or stop further accrual of SERP benefits for a participating NEO at any time, but termination will not affect previously accrued benefits.

PENSION BENEFITS IN FISCAL YEAR 2016

The following table provides for each NEO certain information concerning each plan that provides for payments or other benefits at, following, or in connection with retirement:

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit[1] ($)		Payments During Last Fiscal Year ($)

Krueger	SERP	25	$16,623,170	[2]	-

	Pension	21	$1,641,573		-

Jeppesen	SERP	5	$531,397		-

	Pension	5	$257,172		-

Stornant	SERP	20	$575,663		-

	Pension	20	$762,681		-

Woodworth[3]	SERP	-	-		-

	Pension	-	-		-

	SR Plan	3	$111,435		-

Zwiers	SERP	19	$1,887,768		-

	Pension	19	$671,085		-

1
These values are as of December 31, 2016, and are calculated assuming the participants will commence their benefits at age 65 (in the form of the annuity elected by the NEO) and use the modified RP2014 mortality tables for males and females (post-retirement) projected generationally with modified MP2016 projection scale and the following discount rates (compared to 5.00% in 2016): 4.36% WEPP; 4.33% SERP; 4.34% SR Plan.
2
The present value of Mr. Krueger's accumulated benefit under the SERP is $2,929,695 greater taking into account his deemed years of service. Mr. Krueger was previously granted three additional service years in 1996 in recognition of his service as a member of Wolverine Worldwide's executive team for three years before becoming a participant in the SERP, and additional deemed years of service were previously granted as part of Mr. Krueger's CEO compensation. The present value of Mr. Krueger's SERP benefit would be $13,693,475 if 21 service years were used to calculate his benefit. Mr. Krueger reached 25 years of service in 2012, the maximum years of service permitted under the SERP, and will not accrue any further years of service under the SERP.
3
Mr. Woodworth does not participate in the Pension Plan or SERP, but has "frozen" benefits under the SR Plan.

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2017 PROXY STATEMENT

Nonqualified Deferred Compensation

Wolverine Worldwide maintains a Deferred Compensation Plan. This unfunded and non-qualified plan allows executives and other eligible senior employees of the Company to elect to defer all or a portion of their base salary, cash bonus, or other performance-based cash compensation. Wolverine Worldwide may, but need not, credit a participant's account under the plan with an additional discretionary Company contributions, which may be subject to a vesting schedule and which would vest in full on a change in control. Amounts deferred pursuant to the Deferred Compensation Plan may be invested, at the direction of the participant, in an investment fund, index, or other investment vehicle, as designated by the Compensation Committee to be available under the plan, and earnings, if any, are credited to the participant's account.

Accounts are paid out upon the earliest to occur of (i) a qualifying separation from service, (ii) a change in control (as such term is defined in the plan), and (iii) a termination of the Deferred Compensation Plan. Payment must generally be made, or installment payments must begin, (as elected by the participant at the time of deferral) within 60 days of the event triggering payment.

Mr. Stornant is the only NEO who has elected to defer amounts under the Deferred Compensation Plan. Wolverine Worldwide did not make any discretionary Company contributions on behalf of Mr. Stornant or any other NEO during 2016.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in 2016 ($)	Registrant Contributions in 2016 ($)	Aggregate Earnings in 2016 ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)

Stornant	$13,462[1]	-	$0[2]	-	$13,462[1]

1
Reflects the amount deferred by Mr. Stornant with respect to 2016 compensation. These amounts are also reported for Mr. Stornant in the Summary Compensation Table under "Salary" and "Non-Equity Incentive Plan Compensation."
2
Reflects market-based earnings (losses) on amounts credited to Mr. Stornant under the Deferred Compensation Plan.

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2017 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

Wolverine Worldwide has entered into an Executive Severance Agreement with each NEO that provides certain rights, including the right to receive payments in the event of a termination of employment following a change in control. The Company also has entered into an agreement with Mr. Krueger regarding certain termination benefits in the event of termination of his employment under certain other circumstances described below.

BENEFITS TRIGGERED BY TERMINATION FOR CAUSE OR VOLUNTARY TERMINATION

An NEO is not entitled to receive any additional forms of severance payments or benefits upon termination of employment for Cause or upon the NEO's voluntary decision, other than for Good Reason, to terminate his employment.

BENEFITS TRIGGERED BY TERMINATION OTHER THAN FOR CAUSE OR FOR GOOD REASON

Mr. Krueger entered into a Separation Agreement on March 13, 2008, which states that upon termination of his employment by Wolverine Worldwide without Cause or termination by Mr. Krueger with Good Reason, as such terms are defined in Mr. Krueger's Separation Agreement, Wolverine Worldwide will pay Mr. Krueger the following payments in exchange for a general release of claims in favor of Wolverine Worldwide: (1) continued base salary for 18 months (reduced by payments he receives if he is employed by a Competing Business, as defined in Mr. Krueger's Separation Agreement); (2) the pro-rata portion of the annual incentive bonus and the 3-year bonus for all uncompleted performance periods based on actual corporate performance for the applicable performance periods; (3) the pro-rata portion of the annual individual performance bonus relating to personal performance objectives; and (4) retiree medical benefits for Mr. Krueger, his spouse and dependents for a period starting on the day after the termination date and ending on the last day of the 18th month following the month in which the termination date falls.

"Cause" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) any act or omission knowingly undertaken or omitted with the intent of causing material damage to Wolverine Worldwide; (2) any intentional act involving fraud, misappropriation or embezzlement, that causes material damage to Wolverine Worldwide; (3) repeated willful failure to substantially perform any of his significant duties as reasonably directed by the Board of Directors of Wolverine Worldwide; (4) a conviction (including any plea of guilty or nolo contendere) of any criminal act that (a) results in the executive serving prison time and not being able to perform the normal duties of his position for more than thirty (30) days; or (b) causes material damage to Wolverine Worldwide; or (5) chronic or habitual use or consumption of drugs or alcohol that causes material damage to Wolverine Worldwide.

"Good Reason" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) a material reduction in base compensation, including a reduction in base salary or opportunities under Wolverine Worldwide's bonus plans or equity plans (other than those implemented for the executive team as a whole); (2) a material reduction in authority, duties, or responsibilities; (3) a requirement to report to a Company officer or employee instead of reporting directly to the Board of Directors; or (4) certain relocations, other than those related to a change in the location of Wolverine Worldwide's headquarters affecting a majority of the executive team.

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BENEFITS TRIGGERED UPON A CHANGE IN CONTROL

Benefits Upon Termination Following a Change in Control.    Under the Executive Severance Agreements entered into with the NEOs, payments and benefits are triggered when employment is terminated without "Cause" or when an executive terminates employment for "Good Reason" within two years (Messrs. Jeppesen, Stornant, Woodworth and Zwiers) or three years (Mr. Krueger) following a change in control of Wolverine Worldwide.

Upon such a qualifying termination, Wolverine Worldwide will pay the lump sum severance payment under the Executive Severance Agreement composed of the following: (1) unpaid base salary and bonus payments that had been earned; (2) in lieu of a bonus payment under the Annual Bonus Plan, an amount equal to the quotient of the number of days the NEO was employed by Wolverine Worldwide, or any successor company in the year of termination, divided by the number of days in the year, multiplied by 100% of the greater of either (a) the bonus awarded to the NEO under the annual bonus plan for the preceding year and (b) the average paid to the NEO over the preceding two-year period under the annual bonus plan; (3) in lieu of payments under the various three-year performance periods that remain open on the date of termination, an amount equal to the bonus the NEO would have received based on actual and assumed performance measures, multiplied by the quotient of the number of days the NEO participated in the performance period prior to the termination, divided by the total number of days in the performance period (in determining the earnings per share or other performance measures that can be determined annually for any year subsequent to the year of termination, performance will equal the level required to attain the maximum goal under the three-year plan for that year); (4) either two (Messrs. Jeppesen, Stornant, Woodworth and Zwiers) or three (Mr. Krueger) times the sum of (a) the NEO's highest annual base salary during the 12-month period prior to termination and (b) the greater of (i) the average amount earned by the NEO during the previous two years under the annual bonus plan and (ii) the amount earned during the previous year under the Annual Bonus Plan; (5) 100% of the positive spread for any stock options held by the NEO on the date of termination, whether or not vested; (6) in the case of Messrs. Krueger and Zwiers, an excise tax gross-up adjustment (note: the agreements with Messrs. Jeppesen, Stornant and Woodworth were entered into after 2008 and that the Committee determined to not provide such gross-ups after that date); and (7) in the case of Messrs. Jeppesen, Stornant and Zwiers, the present value of an additional three years of deemed service under the Pension Plan and SERP. Upon a termination of employment following a change of control, Wolverine Worldwide or any successor company will maintain for a period of six months to one year the NEO's benefits under the then-current benefit plans, programs or arrangements that the NEO was entitled to participate in immediately prior to the termination date. In addition, Wolverine Worldwide or any successor company will provide outplacement services through the last day of the second calendar year following the calendar year of termination.

"Change in Control" under the Executive Severance Agreements generally means certain changes in composition of the Board of Directors, certain acquisitions of 20% or more of Wolverine Worldwide's common stock or combined outstanding voting power of Wolverine World Wide, Inc., and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or distributions of substantial assets (unless such transactions result in the creation of an entity in which at least 50% of the common stock and combined voting power is owned by the owners of record prior to the transaction, no single shareholder owns more than 20% of the combined voting power and a majority of the board remains unchanged).

"Cause" is defined under the Executive Severance Agreements to generally mean the willful and continued failure to substantially perform duties or willfully engaging in gross misconduct that is injurious to the Company.

"Good Reason" is defined under the Executive Severance Agreements to generally mean: (1) any materially adverse change in position, duties, responsibilities or title, or any removal, involuntary termination or failure to re-elect an officer; (2) a reduction in annual base salary; (3) any relocation or requirement to substantially increase business travel; (4) the failure to continue providing any executive incentive plans or bonus plans; (5) the failure to continue any employee benefit plan or compensation plan unless a comparable plan is available; (6) the failure to pay any salary, bonus, deferred compensation or other compensation; (7) the failure to obtain an assumption agreement from any successor; (8) any purported termination of the employment which is not effected in a manner prescribed by the Executive Severance Agreement; or (9) any other material breach by Wolverine Worldwide or any successor company of its obligations under the Executive Severance Agreement.

Benefits Upon a Change in Control Only.    Upon a change in control of Wolverine Worldwide, absent a determination by the Compensation Committee to the contrary, all of each NEO's outstanding stock options become immediately exercisable in full and will remain exercisable

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during their remaining term, regardless of whether the NEO remains an employee of Wolverine Worldwide or any successor company. The Committee may determine that one or all of the NEOs shall receive cash in an amount equal to the positive spread amount. In addition, upon a change in control of Wolverine Worldwide all other outstanding equity incentive awards of the NEOs, including shares of restricted stock, become immediately and fully vested and non-forfeitable. To the extent that the Company has made discretionary contributions under the Deferred Compensation Plan that are subject to a vesting schedule, any unvested portion of these contributions will vest on a change in control. Change in control for this purpose generally means certain changes in the composition of the Board of Directors, certain acquisitions of 20% of Wolverine Worldwide's common stock (50% in the case of the Deferred Compensation Plan) and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or dispositions of substantial assets. Equity awards granted to the NEOs in 2017 no longer have single trigger acceleration upon a change in control.

Excise Tax Gross-Up.    The Compensation Committee previously determined that Wolverine Worldwide would not provide excise tax gross-up payments in employment agreements entered into after 2008. Messrs. Krueger and Zwiers are the only NEOs who have excise tax gross-up protection in their agreements.

BENEFITS TRIGGERED BY RETIREMENT, DEATH OR PERMANENT DISABILITY

Pension Plan.    In the event of death before retirement, the Pension Plan provides the surviving spouse of a vested participant a death benefit equal to the qualified pre-retirement survivor annuity as defined in the Internal Revenue Code (generally 50% of the participant's accrued normal retirement benefit). This benefit is paid annually to the surviving spouse beginning when the participant would have turned 60 and continues for the life of the surviving spouse. For participants with at least three years of service as of December 31, 2003, and who have at least 10 years of service and are employed by the Company at the time of death, the amount of the survivor benefit under the Pension Plan is calculated as though the participant had continued as an employee of the Company until age 65 at the compensation level as of the date of death and the benefit begins upon the date of death, unreduced for early commencement. The survivor benefit for participants who meet all the criteria set forth in the preceding sentence, but who die when they are not employed by the Company, are entitled to a joint and survivor benefit commencing upon the date of death, unreduced for early commencement.

SERP.    If a SERP participant dies before beginning to receive benefits under the SERP, the Company must, based on the participant's election, pay the beneficiary either a monthly annuity or a lump sum death benefit equal to the present value of the benefit computed as if the participant had retired on the date of death, had begun receiving benefits at age 55 and had continued to receive benefits for the remainder of the participant's life expectancy. If the participant dies after beginning to receive benefit payments, benefits cease unless the participant was receiving benefits in the form of one of the joint and survivor annuity optional elections under the plan or had elected benefits in a form that provides for a continuation of benefits.

If a participant becomes disabled (as defined), the SERP provides a disability benefit equal to 60% of the normal retirement accrued benefit based upon years of service up to the date that the participant became disabled through the date the participant reaches age 65 (at which point, the participant would begin drawing full SERP benefits) or is no longer disabled.

Annual Bonus Plan.    Upon termination of employment at least six months after the beginning of a fiscal year due to death, disability or early or normal retirement, an NEO is entitled to receive a pro rata portion of any annual bonus award earned under the Annual Bonus Plan based on the NEO's service during such fiscal year and actual performance under the Annual Bonus Plan. The annual bonus is payable at the same time and in the same manner as awards are paid to other NEOs for the fiscal year.

Stock Incentive Plans.    Upon death, disability or voluntary termination of employment after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions, the restrictions applicable to each NEO's shares of restricted stock terminate automatically and stock options vest in full if held for more than one year or, if employed for less than one year after the grant, on a percentage basis based on months employed after the grant divided by 12. Upon death, disability or voluntary termination of employment after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions, the restrictions on performance shares lapse on a prorated basis, based on months employed in the performance period and actual Company performance during the performance period. Any prorated award is payable at the time awards are paid to other NEOs. At fiscal year-end, Mr. Krueger was the only NEO eligible for early

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vesting as a result of age or service with the Company. On February 10, 2016, for equity grants occurring on or after that date, the Compensation Committee determined to change the age and years of service requirements for retirement vesting eligibility from the attainment age of 62 or age 50 with seven years of service to the attainment of age 59 with ten years of service and determined to fully accelerate all stock options and service-based restricted shares rather than providing prorated acceleration for such awards held for less than one year.

Deferred Compensation Plan.    Upon death, disability, or other qualifying separation from service, including retirement, all in accordance with Section 409A of the Internal Revenue Code, all amounts deferred by the NEOs under the Deferred Compensation Plan, including any vested amounts credited to the NEOs pursuant to a discretionary Company contribution, shall generally be paid, or commence payment, within 60 days of the termination in accordance with the schedule elected by the NEO at the time of deferral.

DESCRIPTION OF RESTRICTIVE COVENANTS THAT APPLY DURING AND AFTER TERMINATION OF EMPLOYMENT

The SERP contains non-competition, confidentiality and employee non-solicitation provisions in favor of Wolverine Worldwide. Under the non-competition provisions of the SERP, the participant will not be entitled to any benefit payment if, prior to the date on which such benefit payment is due, the participant enters into certain relationships with a competing business.

ESTIMATED PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

The following table summarizes the potential payments and benefits payable to each NEO upon a change in control or termination of employment following each of the triggering events set forth in the table. As required, the amounts in the table assume that the termination of employment or change in control of Wolverine Worldwide took place on the Company's last day of fiscal 2016, which was December 31, 2016. The amounts set out below are in addition to benefits that are generally available to the Company's employees such as distributions under the Company's 401(k) savings plan, disability or life insurance benefits and accrued vacation. Due to the many factors that affect the nature and amount of any benefits provided upon the termination events discussed below, any actual amounts paid or distributed to NEOs may be different. Factors that may affect these amounts include timing during the year of the occurrence of the event, Wolverine Worldwide's stock price and the NEO's age and years of service.

The value of the accelerated vesting of unvested equity-based compensation awards was computed using the closing market price ($21.95) of Wolverine Worldwide's common stock on December 30, 2016, the last business day in fiscal 2016. The value for unvested restricted stock is computed by multiplying $21.95 by the number of shares of the NEO's restricted stock that would vest as a result of an event. The value of stock options that would vest as a result of an event equals the difference between the exercise price of each option and $21.95.

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Each of the hypothetical events described in the following table (the highlighted blue headings in the left-hand column) is calculated and reported as a discrete event. For example, the amounts disclosed under the "Change in Control Only" heading are not cumulative with the amounts disclosed under the "Change in Control/Termination" heading.

Termination Event and Payments/Benefits	Krueger		Jeppesen		Stornant		Woodworth		Zwiers
Termination by Company for Cause or Voluntary Termination (other than for Good Reason or due to Retirement)

Termination by Company Other Than for Cause or by Executive for Good Reason	$6,525,616	[1]

Change in Control/Termination

Executive Severance Agreement[2]	$19,303,052		$3,945,927	[13]	$5,163,360	[13]	$1,659,209	[13]	$8,457,889

Benefits under Executive Severance Agreement[3]	$60,714		$56,429		$56,492		$59,921		$58,555

Stock Incentive Plans[4]	$10,124,923		$2,337,159		$1,697,777		$1,451,328		$2,308,366

Lump sum payment under the SERP[5]	$22,759,627		$1,039,773		$1,252,332		-		$4,026,587

TOTAL	$52,248,316		$7,379,288		$8,169,961		$3,170,458		$14,851,397

Death

SERP[6]	$18,368,498		$931,794		$968,779		-		$2,929,220

Pension Plan[7]	$989,778		$145,716		$1,098,705		$44,996		$1,103,900

Stock Incentive Plans[4]	$10,124,923		$2,337,159		$1,697,777		$1,451,328		$2,308,366

Earned Incentive Compensation[8]	$4,542,471		$786,218		$611,570		$652,848		$779,278

Disability

SERP[9]	$18,452,334		$711,761		$1,030,857		-		$3,658,941

Stock Incentive Plans[4]	$10,124,923		$2,337,159		$1,697,777		$1,451,328		$2,308,366

Earned Incentive Compensation[8]	$4,542,471		$786,218		$611,570		$652,848		$779,278

Retirement

SERP[10]	$18,452,334		$708,950		$890,446		-		$2,572,657

Pension Plan[10]	$1,813,070		$305,484		$833,788		$95,557		$730,091

Stock Incentive Plans[4,11]	$10,124,923		-		$410,158		-		-

Earned Incentive Compensation[8,11]	$4,542,471		-		$274,998		-		-

Change in Control Only

Stock Incentive Plans[12]	$10,124,923		$2,337,159		$1,697,777		$1,451,328		$2,308,366

1
The estimate for Mr. Krueger assumes target performance for the 2015-2017 and 2016-2018 performance periods. Actual payout or vesting, if any, would be determined and made at the end of those periods. The amount reflected in the table also includes an estimated cost of $17,520 for retiree medical benefits for 18 months and the estimated cost of $25,000 for outplacement services.
2
Payments would be triggered after termination of employment under certain circumstances within two years (Messrs. Jeppesen, Stornant, Woodworth and Zwiers) or three years (Mr. Krueger) following a change in control. Includes amounts payable in cash under the terms of the Executive Severance Agreement, excluding the value of the cash payout to each NEO of the option spread for already vested options. The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the tax code. The value of unvested options and service-based restricted shares that vest upon a change in control under the terms of the Company's stock incentive plans are included in the Stock Incentive Plans row.
3
These estimates assume that Wolverine Worldwide, or any successor company, maintains the benefit plans for a period of one year after termination and the outplacement services for a period beginning with the date of termination and ending on the last day of the second calendar year following the calendar year in which the date of termination occurred.

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4
Reflects the value of unvested stock options and shares of restricted stock that would vest because of the event.
5
Reflects the entire lump sum benefit payable to applicable NEOs, including any accumulated benefit. The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the Tax Code.
6
Reflects the entire lump sum death benefit payable to a participating NEO's beneficiary, including any accumulated benefit.
7
Amounts reflect the net present value of the annuity paid to the surviving spouse calculated using the same discount rate and mortality assumptions used in the Pension Benefits table under the heading "Pension Benefits in Fiscal Year 2016" under the heading "Pension Plans and 2016 Pension Benefits." In accordance with the terms of the Pension Plan, the death benefit for Messrs. Krueger and Zwiers was calculated as though the NEO had continued as an employee of Wolverine Worldwide until age 65 at the compensation level as of the date of death.
8
Under the Annual Bonus Plan and the terms of performance share awards, each NEO may be eligible to receive a pro rata portion of any award if employment is terminated as a result of any of the specified events in the table. The amount reported represents (a) actual payout under the Annual Bonus Plan for fiscal year 2016, (b) actual payout under the 2014-2016 performance cycle and the 2015-2016 cycle, and (c) estimated target performance for the 2015-2017 and 2016-2018 performance cycles. Performance shares would vest on a prorated basis based on actual Company performance.
9
Reflects the net present value of the annuity using the same discount rate and mortality assumptions used in the Pension Benefits table and assuming the NEO drew the disability benefit until age 65 and then the normal retirement benefit.
10
Reflects the net present value of benefits, as reflected in the Pension Benefits table under the heading "Pension Benefits in Fiscal Year 2016" under the heading "Pension Plans and 2016 Pension Benefits."
11
Mr. Krueger is the only NEO eligible for retirement (as defined in the applicable plan) at fiscal 2016 year end. Mr. Stornant is eligible for retirement (as defined in the Stock Incentive Plan of 2013) at fiscal 2016 year end for awards granted prior to 2016. As such, Mr. Stornant is eligible for accelerated vesting of such awards upon retirement.
12
Reflects the value of unvested stock options and shares of restricted stock (including performance share awards) that would vest because of the event.
13
The Executive Severance Agreements with Messrs. Jeppesen, Stornant and Woodworth do not include excise tax gross-up adjustments. Under the provisions of their Agreements, if payments to Messrs. Jeppesen, Stornant or Woodworth under the Agreement would trigger application of an excise tax, the Company would reduce the payment to an amount that avoids application of the excise tax or pay the full amount, whichever results in the greater after-tax amount to the executive.

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Proposal 2 – Advisory Resolution To Approve Executive Compensation

The Company is asking its shareholders to indicate their support for Wolverine Worldwide's NEO compensation, as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives the Company's shareholders the opportunity to express their view on compensation for the Company's NEOs. The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board. Even though non-binding, the Board and Compensation Committee value the opinions of Wolverine Worldwide's shareholders and will review and consider the voting results when making future decisions regarding the Company's executive compensation program.

The Company encourages shareholders to read the "Compensation Discussion and Analysis" ("CD&A") section of this proxy statement beginning on page 39. As described in the CD&A section, the Compensation Committee has structured the executive compensation program to achieve the following key objectives:

  •
  Align the interests of NEOs with those of the shareholders through incentives based on achieving performance objectives that enable increased shareholder value

  •
  Provide incentives for achieving specific, near-term corporate, business unit and individual goals and reward the achievement of those goals

  •
  Provide incentives for achieving pre-established, longer-term corporate financial goals and reward achievement of those goals

  •
  Attract and retain talented NEOs who will lead Wolverine Worldwide and drive superior business and financial performance

The executive compensation program is designed to achieve these objectives, in part, by:

  •
  Weighting at-risk and variable compensation (annual bonuses and long-term incentives) much more heavily than fixed compensation (base salaries)

  •
  Rewarding annual performance while maintaining emphasis on longer-term objectives

  •
  Blending cash, non-cash, long- and short-term compensation components, and current and future compensation components

The Company encourages shareholders to read the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 60-77, which provide detailed information on the compensation of the Company's NEOs.

The Compensation Committee and the Board of Directors believe the Company's compensation program and its policies and procedures articulated in the CD&A section are effective in aligning the interests of the Company's NEOs with the interests of shareholders, promoting the achievement of the Company's near and long term objectives, and increasing shareholder value.

In accordance with the rules under Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, the Company asks shareholders to approve the following advisory resolution at the 2017 Annual Meeting of Shareholders:

RESOLVED, that the shareholders of Wolverine World Wide, Inc. (the "Company") approve, on an advisory basis, the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis section, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2017 Annual Meeting of Shareholders.

Board Recommendation

The Board recommends that you vote "FOR" approval of the advisory resolution to approve executive compensation.

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Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Pursuant to Section 14A of the Exchange Act, the Company is asking its shareholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 2 above should occur every year, every two years or every three years. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote. Shareholders are not voting to approve or disapprove the Board's recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. The Board may decide that it is in the best interests of the Company's shareholders and the Company to hold an advisory vote on executive compensation on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

BOARD RECOMMENDATION

The Board recommends that you vote for conducting future advisory votes on executive compensation "EVERY ONE YEAR."

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Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

Ernst & Young LLP ("Ernst & Young") was the Company's independent registered public accounting firm for the fiscal year ended December 31, 2016. The Audit Committee has reappointed Ernst & Young as the Company's independent registered public accounting firm for the current fiscal year. As a matter of good corporate governance, the Audit Committee has determined to submit its appointment of Ernst & Young to the Company's shareholders for ratification. If this appointment is not ratified by the holders of a majority of shares cast affirmatively or negatively on the matter, the Audit Committee will review its future selection of an independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm any time during the year if it determines that such a change would be in the best interests of the Company and the Company's shareholders.

The Audit Committee reviewed Ernst & Young's performance prior to appointing it as the Company's independent registered public accounting firm, and considered:

  •
  the historical and recent performance of Ernst & Young on the Company's audit, including the quality of the engagement team and Ernst & Young's experience, client service, responsiveness and technical expertise

  •
  the Public Company Accounting Oversight Board report of selected Ernst & Young audits

  •
  the appropriateness of fees charged

  •
  Ernst & Young's familiarity with the Company's accounting policies and practices and internal control over financial reporting

  •
  Ernst & Young's financial strength and performance

Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Board Recommendation

The Board recommends that you vote "FOR" ratification of the Audit Committee's selection of the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2017.

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Audit Committee Report

The Audit Committee of the Board of Directors consists of five directors who are independent under the Company's Director Independence Standards, the NYSE listed company standards, and applicable SEC standards. The Audit Committee represents and assists the Board in fulfilling its oversight responsibility regarding the Company's financial statements and the financial reporting process, the internal control over financial reporting, the performance of the internal audit function and the independent registered public accounting firm, the qualifications and independence of the independent registered public accounting firm, the annual independent audit of Wolverine Worldwide's financial statements and internal control over financial reporting, and compliance with legal and regulatory requirements. The Audit Committee is directly responsible for appointing, retaining, compensating, overseeing, evaluating and terminating (if appropriate) Wolverine Worldwide's independent registered public accounting firm. Wolverine Worldwide's management has primary responsibility for the financial statements and the financial reporting process, including the application of accounting and financial principles, the preparation, presentation and integrity of the financial statements, and the systems of internal controls and other procedures designed to promote compliance with accounting standards and applicable laws and regulations. Wolverine Worldwide's independent registered public accounting firm is responsible for expressing an opinion on the conformity of Wolverine Worldwide's financial statements with generally accepted accounting principles and for auditing the effectiveness of Wolverine Worldwide's internal control over financial reporting.

The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of Wolverine Worldwide's independent registered public accounting firm and the integrity of Wolverine Worldwide's financial statements and disclosures. These steps include: (i) reviewing the Audit Committee Charter; (ii) reviewing with legal counsel and the independent registered public accounting firm the Accounting and Finance Code of Ethics; (iii) maintaining financial, accounting and business ethics complaint procedures to allow employees, shareholders and the public to report concerns regarding Wolverine Worldwide's financial statements, internal controls and disclosures; and (iv) reviewing procedures for the Audit Committee to pre-approve all audit and non-audit services provided by Wolverine Worldwide's independent registered public accounting firm.

As part of its supervisory duties, the Audit Committee has reviewed Wolverine Worldwide's audited financial statements for the fiscal year ended December 31, 2016, and has discussed those financial statements with Wolverine Worldwide's management and internal financial staff, and the internal auditors and independent registered public accounting firm with and without management present. The Audit Committee has also reviewed and discussed the following with Wolverine Worldwide's management and the financial staff, and with the internal auditors and independent registered public accounting firm with and without management present:

  •
  Accounting and financial principles and significant assumptions, estimates and matters of judgment used in preparing the financial statements

  •
  Allowances and reserves for accounts receivable, inventories and taxes

  •
  Accounting for acquisitions, pension plans and equity-based compensation plans

  •
  Goodwill impairment analysis

  •
  Other significant financial reporting issues and practices

The Audit Committee has discussed with Wolverine Worldwide's independent registered public accounting firm the results of its examinations and its judgments concerning the quality, as well as the acceptability, of Wolverine Worldwide's accounting principles and such other matters that it is required to discuss with the independent registered public accounting firm under applicable rules, regulations or generally accepted auditing standards, including the matters required to be discussed by applicable rules of the Public Company Accounting Oversight Board ("PCAOB"). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence rules and has discussed their independence from Wolverine Worldwide and Wolverine Worldwide's management with them, including a consideration of the compatibility of non-audit services with

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their independence, the scope of the audit and the scope of all fees paid to the independent registered public accounting firm during the year. After and in reliance upon the reviews and discussions described above, the Audit Committee recommended that the audited financial statements for the fiscal year ended December 31, 2016, be included in Wolverine Worldwide's Annual Report on Form 10-K for the year then ended to be filed with the SEC.

Respectfully submitted,

William K. Gerber (Chairperson)
Jeffrey M. Boromisa
Roxane Divol
Brenda J. Lauderback
Michael A. Volkema

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Independent Registered Public Accounting Firm

The Company's Audit Committee has adopted a policy under which the Audit Committee must approve all audit and non-audit services provided by the Company's independent registered public accounting firm, Ernst & Young LLP, and which prohibits Ernst & Young LLP from providing any non-audit services that are prohibited by the SEC or the PCAOB. The Company's Audit Committee provides categorical pre-approval for routine and recurring services, with specific service descriptions and budgets. All audit services, internal control-related services, and other services not within the specifically pre-approved service descriptions and budgets require engagement-specific pre-approval. With certain exceptions (such as pre-approval of audit services), the Audit Committee may delegate engagement-specific pre-approval to one or more Audit Committee members, and has so delegated in certain instances to the Audit Committee Chairperson. Management must communicate to the Audit Committee at its next regularly scheduled meeting any services approved by an Audit Committee member. Wolverine Worldwide's Audit Committee pre-approved all fees paid to Ernst & Young LLP for services performed in 2016 and 2015. The aggregate fees billed by Ernst & Young LLP for audit and non-audit services were:

	2016	2015
Audit Fees[1]	$1,843,600	$1,607,400
Audit Related Fees	-	-

Total Audit and Audit Related	$1,843,600	$1,607,400
Tax Fees
Tax Compliance	$1,141,800	$777,600
Tax Planning & Advisory	$370,000	$100,250
Tax Planning & Advisory Other	-	-

Total Tax Fees	$1,511,800	$877,850
All Other Fees	-	-

Total Fees	$3,355,400	$2,485,250

1
"Audit Fees" is comprised of fees for the annual audit, reviews of the financial statements included in Wolverine Worldwide's Quarterly Reports on Form 10-Q audit of internal control over financial reporting, foreign statutory audits and consultations concerning accounting matters associated with the annual audit.

Wolverine Worldwide's Audit Committee has adopted a policy restricting the Company's hiring of current or former partners or employees of the independent registered public accounting firm retained by the Company.

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Proposal 5 – Approval of Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan)

OVERVIEW

To provide incentives and rewards for achievement of annual corporate and business unit goals, on March 13, 2017, the Board of Directors adopted, subject to shareholder approval, the Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan) (the "Restated Annual Bonus Plan"). The Restated Annual Bonus Plan would amend and restate the existing Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan), which was most recently approved by shareholders at the 2012 Annual Meeting of Shareholders (the "2012 Annual Plan").

The Restated Annual Bonus Plan differs from the 2012 Annual Plan in three main ways: (a) it would extend the term of the 2012 Annual Plan to the first meeting of shareholders in 2022; (b) it would update the performance criteria that the Compensation Committee may select for the purpose of setting and determining annual bonuses, and (c) it would make clarifying and other minor changes. The term of the 2012 Annual Plan expires at this year's Annual Meeting of Shareholders unless shareholders approve the extension of the 2012 Annual Plan by approving the Restated Annual Bonus Plan at the 2017 Annual Meeting of Shareholders.

PURPOSE OF THE PLAN

The Restated Annual Bonus Plan is designed to provide executive officers, senior corporate and divisional officers and other key employees of the Company or its subsidiaries with the opportunity for bonuses based on the performance of the Company or any business unit or units to which the employee is assigned, as applicable. The Restated Annual Bonus Plan is intended to allow the Company to grant awards designed to qualify as performance-based compensation under Section 162(m) of the Code, as amended, and will be interpreted and administered to achieve that purpose, however, there can be no guarantee that amounts payable under the Restated Annual Bonus Plan will be treated as qualified performance-based compensation under Section 162(m). The Company intends to continue its established practice of paying annual incentive bonuses to officers and key management employees based on individual performance goals. Participants in the Restated Annual Bonus Plan may also receive cash or other bonuses from the Company under other bonus programs, which may or may not qualify for deductibility under Section 162(m) of the Code. No payment under any such other arrangement may be contingent upon failure to satisfy the criteria for payment of an incentive bonus under the Restated Annual Bonus Plan.

The Board believes it is in the best interests of the Company and its shareholders to provide for a shareholder-approved plan under which annual bonuses paid to its executive officers can qualify for deductibility for federal income tax purposes. Accordingly, the Company has structured the Restated Annual Bonus Plan in a manner such that payments under it can satisfy the requirements for "performance-based" compensation within the meaning of Section 162(m) of the Code. The Company may also grant annual bonuses under the Restated Annual Plan that are not intended to meet the requirements for "performance-based" compensation within the meaning of Section 162(m). Notwithstanding the fact that the Restated Annual Bonus Plan has been structured to enable the Company to pay bonuses that are intended to constitute "performance-based" compensation, there is no guarantee that amounts payable under the Restated Annual Bonus Plan will qualify as such and, as described in the Compensation Discussion & Analysis section of this proxy statement, the Compensation Committee may, and has, awarded compensation that does not qualify as performance-based compensation.

In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to the NEOs set forth in the Summary Compensation Table, other than the Chief Financial Officer, who were employed by the Company on the last day of its taxable year. Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year is not generally deductible. However, compensation that qualifies as "performance-based" as determined under Section 162(m) does not count against the $1,000,000 limitation.

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One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goal under which compensation may be paid be disclosed to and approved by the Company's shareholders at least once every five years. For purposes of Section 162(m), the material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which the performance goal is based; and (c) the maximum amount of compensation that can be paid to an employee under the performance goal. Each of these aspects of the Restated Annual Bonus Plan is discussed below, and shareholder approval of the Restated Annual Bonus Plan is intended to constitute approval of each of these aspects of the Restated Annual Bonus Plan for purposes of the approval requirements of Section 162(m) of the Code.

SUMMARY OF THE PLAN

The following is a summary of the principal features of the Restated Annual Bonus Plan and is qualified in its entirety by reference to the terms of the Restated Annual Bonus Plan set forth in Appendix A to this Proxy Statement. The Restated Annual Bonus Plan is effective as of March 13, 2017, contingent upon shareholder approval.

The Restated Annual Bonus Plan is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee") or such other committee as the Board designates. The Compensation Committee currently consists of four independent members, all of whom are "non-employee directors" as defined in Rule 16b-3 issued under the Exchange Act and "outside directors" as defined in the regulations issued under Section 162(m) of the Code. Except as limited by the Restated Annual Bonus Plan, the Compensation Committee has all of the express and implied powers and duties set forth in the Restated Annual Bonus Plan and has full authority and discretion to interpret the Restated Annual Bonus Plan and to make all other determinations considered necessary or advisable for the administration of the Restated Annual Bonus Plan. The Compensation Committee can adopt such other rules, policies and forms for the administration, interpretation and implementation of the Restated Annual Bonus Plan as it considers advisable. All determinations, interpretations and selections made by the Compensation Committee regarding the Restated Annual Bonus Plan are final and conclusive. The Compensation Committee may delegate certain administrative functions to individuals designated by the committee.

For each fiscal year or part thereof (in the case of an individual who only becomes eligible to participate after the beginning of the fiscal year), the Compensation Committee selects the executive officers (currently eight persons), senior corporate and divisional officers and other key employees (currently approximately 833 persons in the aggregate) who would be participants for the year. The Compensation Committee may limit the number of executive officers and senior corporate and divisional officers and other key employees who would be participants for a fiscal year or part thereof. Selection as a participant for a fiscal year or part thereof by the Compensation Committee is limited to that fiscal year or part thereof. An individual is a participant for a fiscal year or part thereof only if designated as a participant by the Compensation Committee for such fiscal year or part thereof. The amount of bonus any individual receives under the Restated Annual Bonus Plan depends upon corporate and/or business unit performance for each fiscal year and is not presently determinable for the Company's 2017 fiscal year. The benefits set forth in the table below were paid under the 2012 Annual Plan with respect to fiscal 2016:

Name and Position	Dollar Value
Blake W. Krueger, Chairman, CEO and President	$831,376

Michael Jeppesen, President, Wolverine Heritage Group and Global Operations Group	$229,888

Michael D. Stornant, Senior Vice President, Chief Financial Officer and Treasurer	$173,299

Richard J. Woodworth, President, Wolverine Boston Group	$123,655

James D. Zwiers, President, Wolverine Outdoor & Lifestyle Group	$172,529

Executive Group (non-NEO)	$148,309

Non-Executive Director Group	$0

Non-Executive Officer Employee Group	$6,988,924

The Compensation Committee establishes performance goals for each participant in the manner and within the time limits specified in the plan. A target bonus goal is established by the Compensation Committee, expressed as a percentage of the participant's base salary or a

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specified dollar amount. The Compensation Committee then establishes incentive bonus levels, expressed as a percentage of the target bonus, which is paid to the participant at specified levels of performance by the Company, a business unit, subsidiary, division, or profit center, as applicable. The term incentive bonus, as used in the Restated Annual Bonus Plan, means an annual bonus awarded and paid to a participant for services to the Company during a fiscal year or part thereof that is based upon achievement of pre-established objectives. The Compensation Committee also establishes any specific conditions under which an incentive bonus could be reduced or forfeited (but not increased).

Under the Restated Annual Bonus Plan, performance is determined by reference to one or more of the following objectively determinable factors, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, subsidiary, division, or profit center, either individually, alternatively or in any combination, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, as selected by the Compensation Committee: (i) net earnings or earnings per share (including earnings before interest, taxes, depreciation and/or amortization); (ii) income, net income or operating income; (iii) revenues; (iv) net sales; (v) return on sales; (vi) return on equity; (vii) return on capital (including return on total capital or return on invested capital); (viii) return on assets or net assets; (ix) earnings per share; (x) economic or business value added measurements; (xi) return on invested capital; (xii) return on operating revenue; (xiii) cash flow (before or after dividends); (xiv) stock price; (xv) total shareholder return; (xvi) market capitalization; (xvii) economic value added; (xviii) debt leverage (debt to capital); (xix) operating profit or net operating profit; (xx) operating margin or profit margin; (xxi) cash from operations; (xxii) market share; (xxiii) product development, release schedules lead times, delivery or quality; (xxiv) new product innovation; (xxv) cost or expense control; (xxvi) customer acquisition or retention; (xxvii) customer service; or (xxviii) customer satisfaction.

To the extent consistent with Section 162(m) of the Code, the administrator (i) will appropriately adjust any evaluation of performance under qualifying performance criteria to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle, all as determined in accordance with standards established by applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements, and (ii) may appropriately adjust any evaluation of performance under qualifying performance criteria to exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law or other such laws or provisions affecting reported results, (d) corporate stock and asset acquisitions and dispositions, and (e) accruals of any amounts for payment under the Restated Annual Bonus Plan or any other compensation arrangement maintained by the Company.

The incentive bonus for each eligible participant for a fiscal year is determined on the basis of the target bonus and performance criteria established by the Compensation Committee for the fiscal year or part thereof, as applicable. The Compensation Committee determines, and certifies in writing prior to payment of the incentive bonus, that performance for the fiscal year or part thereof, as applicable, satisfied the criteria established by the Compensation Committee. The incentive bonus for any participant for a fiscal year may not, in any event, exceed $4,000,000. The incentive bonus of each participant is paid as soon as feasible following the final determination and certification by the Compensation Committee of the amount payable, but not later than the fifteenth day of the third month following the end of the performance period to which it relates.

In the event of a termination of employment prior to the end of a fiscal year, the incentive bonus otherwise payable to a participant for the fiscal year is adjusted as follows. If a participant ceases to be a participant before the end of any fiscal year and more than six months after the beginning of such fiscal year because of death, or normal or early retirement under the Company's retirement plan, as then in effect, or total disability under the Company's long-term disability plan, an award is paid to the participant or the participant's beneficiary after the end of such fiscal year prorated as follows: the award, if any, for such fiscal year is equal to 100% of the incentive bonus that the participant would have received if the participant had been a participant during the entire fiscal year, multiplied by the ratio of the participant's full months as a participant during that fiscal year to the 12 months in that fiscal year. If an employee ceases to be a participant during any fiscal year, or prior to actual receipt of the award for a previous fiscal year, because of the participant's termination of employment for any reason other than as described above, the participant is not entitled to any award for such fiscal year.

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AMENDMENT AND TERMINATION

The Board of Directors may terminate the Restated Annual Bonus Plan at any time or may from time to time amend the Restated Annual Bonus Plan as it considers proper and in the best interests of the Company.

If the Restated Annual Bonus Plan is approved by the Company's shareholders, the Restated Annual Bonus Plan would terminate as of the date of the first meeting of shareholders occurring in the fifth year following approval (that is, 2022) or any subsequent re-approval. If the Restated Annual Bonus Plan terminates due to lack of approval by the shareholders, no incentive bonus would be awarded under the plan for the fiscal year in which the Restated Annual Bonus Plan terminates.

VOTE REQUIRED AND BOARD RECOMMENDATION

Approval of the Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan) requires the favorable vote of a majority of shares cast affirmatively or negatively on the matter for approval.

BOARD RECOMMENDATION

The Board of Directors recommends that you vote FOR approval of the Restated Executive Short-Term Incentive Plan (Annual Bonus Plan).

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Related Party Matters

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 2, 2016, the Company has not engaged in any "related person" transactions with its directors, executive officers or holders of 5% or more of Company voting securities, affiliates or any member of the immediate family of the foregoing persons.

RELATED PERSON TRANSACTIONS POLICY

Wolverine Worldwide's Board adopted written policies and procedures regarding related person transactions. They require the Governance Committee to review and either approve or disapprove the Company entering into any Interested Transactions (defined below). If advance approval is not feasible, then the Governance Committee must review and ratify the Interested Transaction at its next meeting.

Interested Transaction	Any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:
	(1)	the aggregate amount involved is or is expected to exceed $120,000 since the beginning of Wolverine Worldwide's last completed fiscal year;
	(2)	Wolverine Worldwide is a participant; and
	(3)	any Related Person (defined below) has or will have a direct or indirect interest.
An Interested Transaction does not include:
	(1)	any employment compensation paid to an executive officer of the Company if the Compensation Committee approved or recommended to the Board of Directors for approval such compensation;
	(2)	any compensation paid to a director for service as a director of the Company;
	(3)	any transaction in which a Related Person has an indirect interest solely as a result of being (i) a director or, together with all other Related Persons, as defined below, a less than 10% beneficial owner of an equity interest in another entity, or both, or (ii) a limited partner in a partnership in which the Related Person, together with all other Related Persons, has an interest of less than 10%; or
	(4)	any transaction in which the Related Person's interest arises solely from the ownership of the Company's common stock and all holders of the Company's common stock received the same benefit on a pro rata basis (e.g., a dividend).

Related Person	Any:
(a)
person who is or was at any point during the last fiscal year for which Wolverine Worldwide filed an Annual Report on Form 10-K and proxy statement, an executive officer, director or, to the extent information regarding such nominee is being presented in a proxy or information statement relating to the election of that nominee as a director, nominee for election as a director;
	(b)	beneficial owner of greater than five percent of Wolverine Worldwide's common stock; or
	(c)	immediate family member* of any of the foregoing.

*
Immediate family member is defined as a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person's home (other than a tenant or employee).

The Governance Committee considers whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the Related Person's interest in the transaction, and other factors that it deems relevant. No director participates in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except to provide information to the Governance Committee.

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Additional Information

SHAREHOLDERS LIST

A list of shareholders entitled to vote at the meeting will be available for review by Wolverine Worldwide shareholders at the office of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351, during ordinary business hours for the 10-day period before the meeting.

DIRECTOR AND OFFICER INDEMNIFICATION

The Company indemnifies its directors and NEOs to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and NEOs, and persons who beneficially own more than 10% of the outstanding shares of the Company's common stock, to file reports of ownership and changes in ownership of shares of common stock with the SEC. Directors, NEOs and greater than 10% beneficial owners are required by SEC regulations to furnish Wolverine Worldwide with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for fiscal year 2016, the Company believes that during fiscal year 2016, its officers and directors filed the required reports under Section 16(a) on a timely basis, except as follows: (i) one report related to an award of restricted stock, an award of performance stock, and an issuance of stock options, which vests in three installments, to Amy Klimek on July 13, 2016 and (ii) one report related to an award of restricted stock to Michael Jeppesen on July 13, 2016; both reports were filed on July 20, 2016 due to an inadvertent delay by the Company.

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

Pursuant to SEC Rule 14a-8, some shareholder proposals may be eligible for inclusion in Wolverine Worldwide's 2018 proxy statement and proxy card. Any such shareholder proposals must be submitted in writing to the Secretary of Wolverine Worldwide no later than the close of business on November 28, 2017. You should address all shareholder proposals to the attention of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

The Company's By-Laws require that any shareholder proposal that is not submitted for inclusion in next year's proxy statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2018 Annual Meeting of Shareholders, must be received at the Company's principal executive offices by the close of business not less than 90 days nor more than 120 days prior to the first anniversary of the 2017 Annual Meeting. As a result, proposals, including director nominations, submitted pursuant to these provisions of the By-laws must be received between January 4, 2018, and the close of business on February 3, 2018. You should address a proposal to Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, and include the information and comply with the requirements set forth in those By-laws, which the Company has posted on its website. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline, and in certain other cases notwithstanding the shareholder's compliance with this deadline.

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VOTING SECURITIES

Shareholders of record at the close of business on March 13, 2017, are eligible to vote at the Annual Meeting. The Company's voting securities consist of its $1.00 par value common stock, and there were 96,954,357 shares outstanding and entitled to vote on the record date. Each share outstanding on the record date will be entitled to one vote on each director nominee and one vote on each other matter. Treasury shares are not voted. Individual votes of shareholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual shareholder voting records is limited to the independent inspectors of election and certain employees of the Company and its agents who acknowledge their responsibility to comply with this policy of confidentiality.

CONDUCT OF BUSINESS

A majority of the outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." Your shares are counted as present at the meeting if you are present at the Annual Meeting and vote in person, a proxy card has been properly submitted by you or on your behalf, or you have submitted your proxy by telephone or by Internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope. Both abstentions and broker non-votes (defined below in "Vote Required for Election and Approval") are counted as present for the purpose of determining the presence of a quorum.

VOTE REQUIRED FOR ELECTION AND APPROVAL

For Proposal 1, Election of Directors for Terms Expiring in 2020, directors are elected by a majority of votes cast unless the election is contested, in which case directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted "for" a Director nominee exceeds the number of votes cast "against" the Director nominee. If an incumbent director in an uncontested election does not receive a majority of votes cast for his or her election, under the Company's Corporate Governance Guidelines the director is required to submit a letter of resignation to the Board for consideration by the Governance Committee. The Governance Committee will then make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Governance Committee and the Board, in making their decisions, may implement any procedures they deem appropriate and may consider any factor or other information that they deem relevant. The Board will then act on the tendered resignation, taking into account the Governance Committee's recommendation, and will publicly disclose its decision regarding the resignation within 90 days after the results of the election are certified. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding that resignation. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders at which such director faces re-election and until such director's successor is elected and qualified.

Proposal 2, Advisory Vote To Approve Executive Compensation, is a non-binding, advisory vote. Therefore, there is no required vote that would constitute approval. The Company values the opinions expressed by its shareholders in this advisory vote, and the Board and Compensation Committee will consider the outcome of these votes when designing compensation programs and making future compensation decisions for the Company's named executive officers.

Proposal 3, Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, is a non-binding advisory vote. Therefore, there is no required vote that would constitute approval. The Company values the opinions expressed by its shareholders in this advisory vote, and the Board and Compensation Committee will consider the outcome of these votes when determining the frequency of future advisory votes on executive compensation.

Proposal 4, Ratification of Appointment of Independent Registered Public Accounting Firm, requires the affirmative vote of a majority of shares cast affirmatively or negatively on the matter for approval.

Proposal 5, Approval of Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan) requires the affirmative vote of a majority of shares cast affirmatively or negatively on the matter for approval.

With respect to Proposals 1, 2, 3, 4 and 5, abstentions and broker non-votes, if any, will have will have no effect. Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because (1) the

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broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote those shares. Brokers do not have discretionary authority with respect to any of the proposals except for Proposal 4.

VOTING RESULTS OF THE ANNUAL MEETING

The Company will announce preliminary voting results at the Annual Meeting and publish final results in a Form 8-K within four business days following the Annual Meeting. If final results are not known within four business days of the Annual Meeting, then the Company will file a Current Report on Form 8-K with the preliminary results and file an amended Current Report on Form 8-K within four business days of the availability of the final results.

ATTENDING THE ANNUAL MEETING

You may vote shares held directly in your name as the shareholder of record in person at the Annual Meeting. If you choose to vote in person, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting in person, Wolverine Worldwide recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may vote shares held in "street name" through a brokerage account or by a bank or other nominee in person if you obtain a proxy from the record holder giving you the right to vote the shares.

MANNER FOR VOTING PROXIES

The shares represented by all valid proxies received by telephone, by Internet or by mail will be voted in the manner specified. Where the shareholder has not indicated a specific choice, the shares represented by all valid proxies received will be voted in accordance with the Board's recommendations as follows: (1) for each of the nominees for directors named earlier in this proxy statement, (2) for approval of the advisory resolution to approve executive compensation, (3) for every one year frequency of advisory votes on executive compensation, (4) for ratification of the appointment of the independent registered public accounting firm and (5) for approval of the Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan). The Board has not received timely notice of any other matter that may come before the Annual Meeting. However, should any matter not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment, as permitted.

REVOCATION OF PROXIES

A shareholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation. If your Wolverine Worldwide shares are held for you in a brokerage, bank or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot, in order to be able to vote your shares at the Annual Meeting.

SOLICITATION OF PROXIES

The Company will pay the expenses of solicitation of proxies for the Annual Meeting. Solicitations may be made in person or by telephone, by officers and employees of the Company, or by nominees or other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by the nominees or other fiduciaries. These individuals will not be paid any additional compensation for any such solicitation. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of the Company's common stock. The Company has engaged Georgeson Inc. at an estimated cost of $9,500, plus expenses and disbursements, to assist in solicitation of proxies.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

If you are the beneficial owner, but not the record holder, of shares of Wolverine Worldwide stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and the Company's 2016 Annual Report to multiple shareholders who share an address, unless that nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or

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oral request, a separate copy of this proxy statement and its 2016 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, or shareholders who share an address and receive multiple copies of the proxy statement and annual report but would like to receive a single copy, should submit this request by writing to Investor Relations, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, or by calling (616) 866-5500 and asking for Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future should make a request directly to their broker, bank or other nominee.

ACCESS TO PROXY STATEMENT AND ANNUAL REPORT

Wolverine Worldwide's financial statements for the fiscal year ended December 31, 2016, are included in the Company's 2016 Annual Report, which the Company is providing to shareholders at the same time as this proxy statement. Wolverine Worldwide's Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2016, are available at www.wolverineworldwide.com/2017annualmeeting. If you have not received or do not have access to the 2016 Annual Report, write to Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, Attn: Investor Relations or call (616) 866-5500 and ask for Investor Relations, and the Company will send a copy to you without charge.

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APPENDIX A

APPENDIX A – Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan)

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page A-1

APPENDIX A

WOLVERINE WORLD WIDE, INC.
AMENDED AND RESTATED EXECUTIVE
SHORT-TERM INCENTIVE PLAN (ANNUAL BONUS PLAN)

SECTION 1:	Establishment of Plan; Purpose of Plan
1.1
Establishment of Plan. The Company hereby establishes the AMENDED AND RESTATED EXECUTIVE SHORT-TERM INCENTIVE PLAN (ANNUAL BONUS PLAN) (the "Plan"), for its executive officers, senior corporate and divisional officers and other key employees. The Plan amends and restates the Wolverine World Wide, Inc. Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan) previously approved by the stockholders at the 2012 Annual Meeting of Stockholders. The Plan provides for the payment of Incentive Bonuses to Participants based upon the achievement of Performance Measures during a specified Performance Period.
1.2
Purpose of Plan. The purpose of the Plan is to motivate Participants to improve the Company's profitability and growth through the attainment of carefully planned goals, to promote initiative and cooperation through awards based on corporate and divisional performance and to encourage outstanding individuals to enter and continue in the employ of the Company. The Plan is intended to provide for Incentive Bonuses that satisfy the exception for performance-based compensation under Section 162(m) of the Code and shall be interpreted and administered to achieve that purpose with respect to such Incentive Bonuses.
1.3
Effective Date. The Plan is initially effective as of March 13, 2017. Adoption of the Plan by the Board and payment of Incentive Bonuses for Performance Periods beginning in Fiscal Year 2018 and thereafter shall be contingent upon approval of the Plan by the Company's stockholders at the 2017 Annual Meeting of Stockholders or any adjournment thereof or at a Special Meeting of the Stockholders. In the absence of such approval, this Plan shall be void.
SECTION 2:	Definitions
The following terms have the stated definitions unless a different meaning is plainly required by the context:
2.1	"Act" means the Securities Exchange Act of 1934, as amended.
2.2
"Beneficiary" means the individual, trust or other entity designated by the Participant to receive any amount payable with respect to the Participant under the Plan after the Participant's death. A Participant may designate or change a Beneficiary by filing a signed designation with the Committee in a form approved by the Committee. A Participant's will is not effective for this purpose. If a designation has not been completed properly and filed with the Committee or is ineffective for any other reason, the Beneficiary shall be the Participant's Surviving Spouse. If there is no effective designation and the Participant does not have a Surviving Spouse, the remaining benefits, if any, shall be paid to the Participant's estate.
2.3	"Board" means the Board of Directors of the Company.
2.4	"Code" means the Internal Revenue Code of 1986, as amended.
2.5
"Committee" means the Compensation Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least two members and all of its members shall be "non-employee directors" as defined in Rule 16b-3 issued under the Act and "outside directors" as defined in the regulations issued under Section 162(m) of the Code.
2.6	"Company" means Wolverine World Wide, Inc., a Delaware corporation, and its successors and assigns.
2.7	"Eligible Employees" means executive officers, senior corporate and divisional officers and other key employees of the Company or a Subsidiary.
2.8	"Fiscal Year" means the fiscal year of the Company for financial reporting purposes as the Company may adopt from time to time.

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APPENDIX A

2.9	"Incentive Bonus" means an annual bonus awarded and paid to a Participant for services to the Company during a Performance Period that is based upon the achievement of Performance Measures established in accordance with the Plan.
2.10	"Participant" means an Eligible Employee who is designated as a Participant by the Committee for a Performance Period.
2.11	"Performance" means the level of achievement of the Performance Measures as determined by the Committee pursuant to Section 6.1.
2.12	"Performance Measure" or "Performance Measures" means the performance measures established by the Committee pursuant to Section 5.
2.13	"Performance Period" means a Fiscal Year or other period determined by the Committee.
2.14	"Subsidiary" means any company or other entity of which 50% or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company.
2.15
"Surviving Spouse" means the spouse of the Participant at the time of the Participant's death who survives the Participant. If the Participant and spouse die under circumstances which prevent ascertainment of the order of their deaths, it shall be presumed for the Plan that the Participant survived the spouse.
2.16	"Target Bonus" means the bonus amount established by the Committee for each Participant under Section 5.1(a).
SECTION 3:	Administration
3.1
Power and Authority. The Plan shall be administered by the Committee. The Committee may delegate recordkeeping, calculation, payment and other ministerial or administrative functions to individuals designated by the Committee, who may be employees of the Company or its Subsidiaries. Except as limited by the Plan, the Committee shall have all of the express and implied powers and duties set forth in the Plan and shall have full authority and discretion to interpret the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Action may be taken by a written instrument signed by a majority of the members of the Committee and any action so taken shall be as effective as if it had been taken at a meeting. The Committee may make such other rules for the conduct of its business and may adopt such other rules, policies and forms for the administration, interpretation and implementation of the Plan as it deems advisable. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive.
3.2
Indemnification of Committee Members. Neither any member or former member of the Committee nor any individual to whom authority is or has been delegated shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan or for any adverse tax or other consequence to any Participant or to the estate or beneficiary of a Participant, including by reason of the application of Section 7.10 or any acceleration of income or any additional tax (including interest and penalties) asserted by reason of the failure of an Incentive Bonus to satisfy the requirements of Section 409A of the Code or Section 4999 of the Code. Each individual who is or has been a member of the Committee, or delegated authority by the Committee, shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with any act or failure to act under the Plan. Each such individual shall be justified in relying on information furnished in connection with the Plan's administration by any appropriate person or persons.
SECTION 4:	Participation
4.1
Participation. The Committee shall select the Eligible Employees who will Participants in the Plan for a Performance Period. If, following the commencement of a Performance Period, (a) an Eligible Employee commences employment with the Company or a Subsidiary, or (b) a current employee of the Company or a Subsidiary first becomes an Eligible Employee, and, in either case, such Eligible Employee is designated as a Participant by the Committee, unless otherwise determined by the Committee, the Performance Period applicable to such Eligible Employee's Incentive Bonus for such Fiscal Year will begin on the date of such commencement of employment or eligibility, as applicable, and end on the last day of such Performance Period.

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APPENDIX A

4.2	Continuing Participation. Selection as a Participant for a Performance Period by the Committee is limited to that Performance Period. An Eligible Employee will be a Participant for a Performance Period only if designated as a Participant by the Committee for such Performance Period.
SECTION 5:	Incentive Bonus Terms; Performance Measures
5.1
Incentive Bonus Terms. The Committee shall establish the terms of the Incentive Bonus for each Participant or group of Participants in the manner and within the time limits specified in this Section 5. For each Participant or group of Participants for each Performance Period, the Committee shall specify:
(a) Target Bonus. A Target Bonus, expressed as a percentage of the Participant's base salary or a specified dollar amount;
(b)
Incentive Bonus. The amount that may be payable under an Incentive Bonus, expressed as a percentage of the Target Bonus, based on the level (or varying levels) of achievement of the Performance Measures; for these purposes, the Incentive Bonus payable based on varying levels of achievement may be expressed either as (i) a matrix of percentages of the Target Bonus that will be paid at specified levels of achievement of the Performance Measures or (ii) a mathematical formula that determines the percentage of the Target Bonus that will be paid at varying levels of achievement of the Performance Measures.
(c) Performance Measures. The Performance Measures applicable to the Incentive Bonus; and
(d) Conditions on Incentive Bonus. Any specific circumstances under which an Incentive Bonus specified under subsection (b) above may be reduced or forfeited (but not increased).
5.2
Performance Measures. For purposes of the Plan, "Performance Measure" means any objectively determinable measure (or measures) of performance relating to any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, division, line or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to an index or indices or a designated comparison group or groups, in each case as specified by the Committee: (i) net earnings or earnings per share (including earnings before interest, taxes, depreciation and/or amortization); (ii) income, net income or operating income; (iii) revenues; (iv) net sales; (v) return on sales; (vi) return on equity; (vii) return on capital (including return on total capital or return on invested capital); (viii) return on assets or net assets; (ix) earnings per share; (x) economic or business value added measurements; (xi) return on invested capital; (xii) return on operating revenue; (xiii) cash flow (before or after dividends); (xiv) stock price; (xv) total stockholder return; (xvi) market capitalization; (xvii) economic value added; (xviii) debt leverage (debt to capital); (xix) operating profit or net operating profit; (xx) operating margin or profit margin; (xxi) cash from operations; (xxii) market share; (xxiii) product development, release schedules, lead times, delivery or quality; (xxiv) new product innovation; (xxv) cost or expense controls; (xxvi) customer acquisition or retention; (xxvii) customer service; or (xxviii) customer satisfaction. The Performance Measure and any targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss.

To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the Committee (a) may appropriately adjust any evaluation of the satisfaction of Performance Measures to eliminate the effects of charges for restructurings, discontinued operations, unusual or infrequently occurring items and all items of gain, loss or expense determined to be unusual or infrequent in nature or related to the disposal of a segment of a business or related to a change in accounting principle, all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements, and (b) may appropriately adjust any evaluation of the achievement of Performance Measures to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs; (ii) litigation, claims, judgments or settlements; (iii) the effect of changes in tax law or other such laws or provisions affecting reported results; (iv) corporate stock and asset acquisitions and dispositions; and (v) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company.

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APPENDIX A

5.3	Incentive Bonus Conditioned on Performance. Payment of an Incentive Bonus to a Participant for a Performance Period or part thereof under this Plan shall be entirely contingent upon achievement of the Performance Measures established by the Committee pursuant to this Section 5, the satisfaction of which is substantially uncertain when established by the Committee for the Performance Period.
5.4
Time of Determination by Committee. The Committee shall establish in writing all terms applicable to an Incentive Bonus pursuant to this Section 5 not later than (i) the 90th day of the applicable Performance Period (in the case of a Performance Period of 360 days or longer), or (ii) if sooner, the end of the period constituting the first quarter of the Performance Period (in the case of a Performance period of less than 360 days). Once the Committee has established such terms in accordance with the foregoing, it may not thereafter adjust such terms, except to reduce payments, if any, under the Incentive Bonus in accordance with Section 5.5 or as otherwise permitted in accordance with the requirements of Section 162(m) of the Code.
5.5
Committee Discretion. Except as specifically provided in Section 5.2, the Committee may not increase any Incentive Bonus or construct, modify or apply the Performance Measures in a manner that will directly or indirectly increase the Incentive Bonus for any Participant for any Performance Period above the amount determined by the applicable objective standards established within the time periods set forth in this Section. The Committee may exercise negative discretion to reduce or eliminate any Incentive Bonus.
SECTION 6:	Determination and Payment of Incentive Bonuses
6.1
Committee Certification. The Incentive Bonus, if any, payable to each Participant for any Performance Period shall be determined by the Committee on the basis of the Target Bonus and achievement of the Performance Measures established by the Committee pursuant to Section 5. After the end of the Performance Period, the Committee shall determine, and shall certify in writing prior to payment of any Incentive Bonus, the extent to which the applicable Performance Measures were achieved.
6.2	Eligibility for Payment. An Incentive Bonus otherwise payable to a Participant for a Performance Period shall be adjusted as follows:
(a)
Retirement, Death or Total Disability. If the Participant ceases to be a Participant before the end of the Performance Period and more than six months after the beginning of such Performance Period because of death, normal or early retirement under the Company's retirement plan, as then in effect, or total disability under the Company's long-term disability plan, as then in effect, the Participant or the Participant's Beneficiary, will be entitled to payment of a prorated portion of the Incentive Bonus calculated as follows: 100% of the Incentive Bonus that the Participant would have received, if any, had the Participant been a Participant until the last day of the applicable Performance Period, multiplied by the ratio of the Participant's full months as a Participant during that Performance Period to the number of months in the Performance Period. Notwithstanding the foregoing, the Committee shall have discretion to reduce or eliminate any Incentive Bonus otherwise payable pursuant to this Section 6.2(a).
(b)
Reassignment of Duties. If a Participant is reassigned employment duties before the end of any Performance Period, the Participant will be entitled to payment of a prorated portion of the Incentive Bonus calculated as follows: 100% of the Incentive Bonus that the Participant would have received, if any, had the Participant been a Participant until the last day of the applicable Performance Period, multiplied by the ratio of the Participant's full months as a Participant during the Performance Period prior to the reassignment to the number of months in the Performance Period. If such Participant is designated as a Participant in his or her new position, the Participant will also be entitled to payment of a prorated portion of the Incentive Bonus with respect to such new position calculated as follows: 100% of the Incentive Bonus that the Participant would have received, if any, had the Participant had been a Participant during the entire Performance Period, multiplied by the ratio of the Participant's months as a Participant during that Performance Period after the reassignment (rounded up to the next full month) to the number of months in that Performance Period (but not in excess of the maximum amount payable in respect of such Performance Period, as previously determined by the Committee).
(c)
Other Termination. Except as provided in Section 6.2(a), if the Participant's employment terminates prior to the payment of an Incentive Bonus with respect to any Performance Period, the Participant will not be entitled to payment of the Incentive Bonus for such Performance Period.

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APPENDIX A

6.3	Maximum Incentive Bonus. The maximum Incentive Bonus payable to any Participant for a Fiscal Year under this Plan shall not exceed $4,000,000.
6.4
Payment to Participant or Beneficiary. Any Incentive Bonus payable to a Participant shall be paid to the Participant, or the Beneficiary of any deceased Participant, by the Company as soon as feasible following final determination and certification by the Committee of the amount payable as provided in Section 6.1; provided, however, in no event may an Incentive Bonus be paid later than the fifteenth day of the third month following the end of the Performance Period to which the Incentive Bonus relates.
6.5	Manner of Payment. Each Participant will receive his or her Incentive Bonus in cash.
SECTION 7:	General Provisions
7.1
Benefits Not Guaranteed. Neither the establishment and maintenance of the Plan nor participation in the Plan shall provide any guarantee or other assurance that an Incentive Bonus will be payable under the Plan.
7.2
No Right to Participate. Nothing in this Plan shall be deemed or interpreted to provide a Participant or any Eligible Employee any contractual right to participate in or receive benefits under the Plan. No designation of an employee as an Eligible Employee or a Participant for all or any part of a Performance Period shall create a right to an Incentive Bonus under the Plan for any other Performance Period. There is no obligation of uniformity of treatment of Eligible Employees or Participants under the Plan. The loss of any Incentive Bonus will not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of an obligation of the Company or a Subsidiary to a Participant.
7.3
No Employment Right. Participation in this Plan shall not be construed as constituting a commitment, guarantee, agreement or understanding of any kind that the Company or any Subsidiary will continue to employ any individual and this Plan shall not be construed or applied as an employment contract or obligation. Nothing in this Plan shall abridge or diminish the rights of the Company or any Subsidiary to determine the terms and conditions of employment of any Participant or Eligible Employee or to terminate the employment of any Participant or Eligible Employee with or without reason at any time.
7.4
No Assignment or Transfer. Neither a Participant nor any Beneficiary or other representative of a Participant shall have any right to assign, transfer, attach or hypothecate any amount or credit, potential payment or right to future payments of any amount or credit or any other benefit provided under this Plan. Payment of any amount due or to become due under this Plan shall not be subject to the claims of creditors of the Participant or to execution by attachment or garnishment or any other legal or equitable proceeding or process.
7.5
No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements. A Participant may have other targets under other plans of the Company. However, no payment under any other plan or arrangement shall be contingent upon failure to attain the criteria for payment of an Incentive Bonus under this Plan.
7.6
Withholding and Payroll Taxes. The Company shall deduct from any payment made under this Plan all amounts required by federal, state, local and foreign tax laws to be withheld and shall subject any payments made under the Plan to all applicable payroll taxes and assessments.
7.7
Incompetent Payee. If the Committee determines that an individual entitled to a payment under this Plan is incompetent, it may cause benefits to be paid to another individual for the use or benefit of the Participant or Beneficiary at the time or times otherwise payable under this Plan in total discharge of the Plan's obligations to the Participant or Beneficiary.
7.8	Governing Law. The validity, construction and effect of the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.
7.9
Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the remaining provisions of the Plan shall not be affected and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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APPENDIX A

7.10	Clawback. Incentive Bonuses are subject to forfeiture, termination and rescission, and a Participant will be obligated to return to the Company payments received with respect to Incentive Bonuses, in each case (a) to the extent provided by the Committee in connection with (i) a breach by the Participant any non-competition, non-solicitation, confidentiality or similar covenant or agreement with the Company or any of its affiliates or (ii) an overpayment to the Participant of incentive compensation due to inaccurate financial data, (b) in accordance with any applicable Company clawback or recoupment policy, as such policy may be amended and in effect from time to time, or (c) as otherwise required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Act. Each Participant, by accepting an Incentive Bonus pursuant to the Plan, agrees to return the full amount required under this Section 7.10 at such time and in such manner as the Company shall determine in its sole discretion.
SECTION 8:	Termination and Amendment

The Board may terminate the Plan at any time, or may from time to time amend the Plan as it deems proper and in the best interests of the Company. Except as otherwise provided in this Plan and the applicable Performance Measures established pursuant to this Plan for determining the amount of any Incentive Bonus for a Fiscal Year or part thereof, no Incentive Bonuses shall be payable for the Fiscal Year in which the Plan is terminated, or, if later, in which the termination is effective.
SECTION 9:	Duration of the Plan

Subject to earlier termination by the Board, this Plan shall terminate without action by the Board as of the date of the first meeting of stockholders held in 2022, unless reapproved by the stockholders at such meeting or earlier. If reapproval occurs, the Plan will terminate as of the date of the first meeting of stockholders in the fifth year following reapproval or any subsequent reapproval. If the Plan terminates under this provision due to lack of reapproval by the stockholders, no Incentive Bonuses shall be awarded for the Fiscal Year in which the Plan terminates.
SECTION 10:	Other Awards

Notwithstanding anything to the contrary in this Plan, the Committee may grant Incentive Bonuses under this Plan to Eligible Employees whose compensation is not subject to Section 162(m) (such employees, "Non-Covered Employees"). Any Incentive Bonuses granted to Non-Covered Employees may, but need not, be subject to those provisions of this Plan that are intended to satisfy the applicable requirements of performance based compensation under Section 162(m). Incentive Bonuses granted to Non-Covered Employees under this Section 10 shall be construed as separate and apart from any Incentive Bonus granted hereunder that are intended to qualify as performance based compensation for purposes of Section 162(m).

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APPENDIX B

APPENDIX B – Forward-Looking Statements and Non-GAAP Reconciliation Table

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page B-1

APPENDIX B

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains "forward-looking statements," which are statements relating to future, not past, events. In this context, forward-looking statements often address the Company's current beliefs, assumptions, expectations, estimates and projections about future business and financial performance, national, regional or global political, economic and market conditions, and the Company itself. Such statements often contain words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "plans," "predicts," "projects," "should," "will," variations of such words, and similar expressions. Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain. Uncertainties that could cause the Company's performance to differ materially from what is expressed in forward-looking statements include, but are not limited to, the following:

  •
  changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company's products are sold;

  •
  the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets;

  •
  the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences;

  •
  the inability to effectively manage inventory levels;

  •
  increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export;

  •
  foreign currency exchange rate fluctuations;

  •
  currency restrictions;

  •
  capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing;

  •
  the cost and availability of raw materials, inventories, services and labor for owned and contract manufacturers;

  •
  labor disruptions;

  •
  changes in relationships with, including the loss of, significant wholesale customers;

  •
  the failure of the U.S. Department of Defense to exercise future purchase options or award new contracts, or the cancellation or modification of existing contracts by the U.S. Department of Defense or other military purchasers;

  •
  risks related to the significant investment in, and performance of, the Company's consumer-direct operations;

  •
  risks related to the expanding into new markets and complementary product categories as well as consumer-direct operations;

  •
  the impact of seasonality and unpredictable weather conditions;

  •
  changes in general economic conditions and/or the credit markets on the Company's distributors, suppliers and retailers;

  •
  increase in the Company's effective tax rates;

  •
  failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company;

  •
  the risks of doing business in developing countries and politically or economically volatile areas;

  •
  the ability to secure and protect owned intellectual property or use licensed intellectual property;

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APPENDIX B

  •
  the impact of regulation, regulatory and legal proceedings and legal compliance risks;

  •
  the potential breach of the Company's databases, or those of its vendors, which contain certain personal information or payment card data;

  •
  problems affecting the Company's distribution system, including service interruptions at shipping and receiving ports;

  •
  strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company's success in integrating acquired businesses, and implementing new initiatives and ventures;

  •
  the risk of impairment to goodwill and other acquired intangibles;

  •
  the success of the Company's consumer-direct realignment initiatives; and

  •
  changes in future pension funding requirements and pension expenses.

These uncertainties could cause a material difference between an actual outcome and a forward-looking statement. The uncertainties included here are not exhaustive. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company does not undertake an obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP RECONCILIATION TABLE

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS
(Unaudited)

	GAAP Basis EPS	Adjustments[1]	As Adjusted EPS	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis
Fiscal 2016	$0.89	$0.47	$1.36	$0.16	$1.52

Fiscal 2015	$1.20	$0.25	$1.45

1
Adjustments include the impact of restructuring and impairment costs, organizational transformation costs and debt extinguishment and other costs.

To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if restructuring and impairment costs, organizational transformation costs and debt extinguishment costs were excluded. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. The Company evaluates results of operations on both a reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to our current period reported results. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.

Wolverine Worldwide Notice of 2017 Annual Meeting of Shareholders and Proxy Statement	| Page B-3

. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 3, 2017. Vote by Internet • Go to www.investorvote.com/WWW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4 and 5, and 1 Yr on Proposal 3. + 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - William K. Gerber 02 - Blake W. Krueger 03 - Nicholas T. Long 04 - Michael A. Volkema 3 Yrs2 Yrs1 Yr Abstain For Against Abstain 3. Advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers. 2. An advisory resolution approving compensation for the Company’s named executive officers. ForAgainst Abstain 4. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017. 5. Proposal to approve the Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan). B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below IMPORTANT - Please sign exactly as your name(s) appears on this Proxy. When signing on behalf of a corporation, partnership, estate or trust, indicate title or capacity of person signing. If shares are held jointly, each holder must sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02JY3C Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. WOLVERINE WORLD WIDE, INC. 9341 Courtland Drive, N.E. Rockford, Michigan 49351 Wolverine World Wide, Inc. will be holding its Annual Meeting of Stockholders on May 4, 2017. The enclosed Notice of 2017 Annual Meeting of Stockholders provides information regarding the matters that are expected to be voted on at the meeting. Your vote is important to us. Even if you plan to attend the meeting, please read the enclosed materials and vote through the Internet, by telephone or by mailing the Proxy Card below. Telephone and Internet Voting. On the reverse side of this card are instructions on how to vote through the Internet or by telephone. Please consider voting through one of these methods. Your vote is recorded as if you mailed in your Proxy. Thank you in advance for your participation in our 2017 Annual Meeting. Wolverine World Wide, Inc. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — WOLVERINE WORLD WIDE, INC. This proxy is solicited on behalf of the Board of Directors The undersigned stockholder hereby appoints Blake W. Krueger and Brendan M. Gibbons, and each of them, each with full power of substitution, as proxies to represent the undersigned stockholder and to vote all shares of Common Stock of Wolverine World Wide, Inc. that the stockholder would be entitled to vote on all matters that properly come before the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 9341 Courtland Drive N.E., Rockford, Michigan, 49351, on Thursday, May 4, 2017, at 10 a.m. Eastern Daylight Time, and any adjournment of that meeting. If this Proxy is properly executed, the shares represented by this Proxy will be voted as specified. If this Proxy is properly executed but no specification is made, the shares represented by this Proxy will be voted for the election of all nominees named on this Proxy as directors, for approval of Proposals 2, 4 and 5, and 1 Yr on Proposal 3. The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. PLEASE DO NOT VOTE BY MORE THAN ONE METHOD. THE LAST VOTE RECEIVED WILL BE THE OFFICIAL VOTE. DO NOT RETURN THIS PROXY IF YOU ARE VOTING BY THE INTERNET OR BY TELEPHONE. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)